UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Amendment No. 1

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TIVO INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TiVo Inc.

2160 Gold Street

P.O. Box 2160

Alviso, CA 95002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, AUGUST 6, 2008

To our Stockholders:

The 2008 Annual Meeting of Stockholders of TiVo Inc., a Delaware corporation, will be held on Wednesday, August 6, 2008, beginning at 10:30 a.m. local time at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	Election of three directors to hold office until the 2011 Annual Meeting of Stockholders;

2.	Ratification of the selection of KPMG LLP as independent auditors of TiVo for its fiscal year ending January 31, 2009;

3.	Approval of our 2008 Equity Incentive Award Plan and the reservation of 5,400,000 shares of our common stock for issuance pursuant to the plan;

4.	Amendment of the Amended & Restated 1999 Employee Stock Purchase Plan to extend the term of the plan to the tenth anniversary of the stockholder approval of the amendment to the plan and to increase the number of shares of our common stock reserved for issuance under the plan by 4,500,000 shares; and

5.	Transaction of any other business as may properly come before the Annual Meeting.

All holders of record of shares of TiVo common stock at the close of business on June 9, 2008 are entitled to vote at the meeting and any postponements or adjournments of the meeting. This notice and the accompanying proxy statement and proxy card are being first mailed to stockholders on or about June 25, 2008.

By order of the Board of Directors,

/s/ Thomas Rogers
Thomas Rogers
Chief Executive Officer and President

Alviso, California

May 30, 2008

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

TiVo Inc.

2160 Gold Street

P.O. Box 2160

Alviso, CA 95002

PROXY STATEMENT

This proxy statement is being solicited on behalf of the Board of Directors of TiVo Inc. for use at the Annual Meeting of Stockholders of TiVo Inc., including any postponements or adjournments, to be held on Wednesday, August 6, 2008 beginning at 10:30 a.m. at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California. This proxy statement and accompanying proxy card are being first mailed to stockholders on or about June 25, 2008.

ABOUT THE MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our 2008 Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of three directors, ratification of the selection of the Company’s independent auditors, approval of our 2008 Equity Incentive Award Plan and the reservation of 5,400,000 shares of our common stock for issuance pursuant to the plan, amendment of the Amended & Restated 1999 Employee Stock Purchase Plan to extend the term of the plan to the tenth anniversary of the stockholder approval of the plan and to increase the number of shares of our common stock reserved for issuance under the plan by 4,500,000 shares and any other business as may properly come before the meeting.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on June 9, 2008, the record date for the meeting, are entitled to receive notice of and to participate in the 2008 Annual Meeting. If you were a stockholder of record as of the close of business on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of TiVo common stock?

Each outstanding share of TiVo common stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Please also see “How do I vote?” for instructions on voting at the annual meeting if you hold your shares in “street name.”

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding as of the close of business on the record date will constitute a quorum, permitting the meeting to conduct its business. At the close of business on June 9, 2008, there were 102,032,849 shares of our common stock outstanding and entitled to vote. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares of common stock considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders, who wish to vote at the meeting, will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company at our principal executive office, 2160 Gold Street, P.O. Box 2160, Alviso, CA 95002, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

What are the Board of Director’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for the election of three directors to hold office until the 2011 Annual Meeting of Stockholders (see Proposal 1);

•	for ratification of the selection of KPMG LLP as independent auditors for TiVo for its fiscal year ending January 31, 2009 (see Proposal 2);

•	for approval of our 2008 Equity Incentive Award Plan and the reservation of 5,400,000 shares of our common stock for issuance pursuant to the plan (see Proposal 3); and

•

for amendment of the Amended & Restated 1999 Employee Stock Purchase Plan to extend the term of the plan to the tenth anniversary of the stockholder approval of the amendment to the plan and to increase the number of shares of our common stock reserved for issuance under the plan by 4,500,000 shares (see Proposal 4).

With respect to any other business that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted in accordance with the recommendations of the Board. With respect to any other business that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion, as the case may be with respect to the item not marked. We believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of 2008 Equity Incentive Award Plan. The affirmative vote of a majority of the total votes cast on the proposal is required for the approval of our 2008 Equity Incentive Award Plan and the reservation of 5,400,000 shares of our common stock for issuance pursuant to the plan. A properly executed proxy marked “Abstain” with respect to the 2008 Equity Incentive Award Plan amendment, and any broker non-votes, will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Amendment of Amended & Restated 1999 Employee Stock Purchase Plan. The affirmative vote of a majority of the total votes cast on the proposal is required for the approval of the amendment to our Amended & Restated 1999 Employee Stock Purchase Plan to extend the term of the plan to the tenth anniversary of the stockholder approval of the amendment to the plan and to increase the number of shares of our common stock reserved for issuance under the plan by 4,500,000 shares. A properly executed proxy marked “Abstain” with respect to the Employee Stock Purchase Plan amendment, and any broker non-votes, will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval at which a quorum is present as is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares present in person or represented by proxy. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Share represented by such “broker non-votes” will, however be count in determining whether there is a quorum.

There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

Who pays for the solicitation of proxies?

We will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to our directors, officers, or other regular employees for such services.

In addition, we have retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY, 10016, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of our common stock. For these services, we will pay MacKenzie Partners, Inc. a fee of $20,000, plus expenses.

Is my vote confidential?

Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

How do I find out the voting results?

Preliminary voting results will be announced at the meeting and final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending October 31, 2008. We will file this quarterly report with the Securities and Exchange Commission (“SEC”). After the Form 10-Q is filed, you may obtain a copy by:

•	visiting our website; or

•	contacting our Investor Relations department at (408) 519-9677.

PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

Our Amended & Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Subject to certain limited exceptions, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

On May 27, 2008, Charles B. Fruit, a Class II member of our Board and Audit Committee, unexpectedly died. On June 17, 2008, in light of the vacancy caused by Mr. Fruit’s passing, Mr. Mark Perry, a Class III member of our Board and Audit Committee, who originally planned to resign from our Board effective August 6, 2008, agreed to stand for re-election to our Board to serve for at least one more year. Mr. Perry has informed the Board that he presently intends to resign his position on our Board and Audit Committee in connection with the 2009 Annual Meeting. As such, the Board has selected the three Class III director nominees listed below to be re-elected at the 2008 Annual Meeting. All of the nominees for election to this class are currently directors of TiVo. The term of office of each person elected as a director at this meeting will continue until the 2011 Annual Meeting or until the director’s successor has been duly elected or appointed and qualified, or until such director’s earlier death, resignation, or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management and the Board have no reason to believe that any nominee will be unable to serve. There are no family relationships among any of the directors, director nominees, or executive officers of TiVo.

The names of the nominees, their ages as of May 1, 2008 and certain other information about them are set forth below:

Thomas Rogers

Age:	53

Director Since:	2003

Class/Expiration:	Class III/2008

Committee:	None.

Principal Occupation:	President and Chief Executive Officer, TiVo Inc. since July 2005; Vice Chairman of TiVo from October 2004 to July 2005; Chairman of TRget Media from July 2003 until July 2005; Senior Operating Executive for media and entertainment for Cerberus Capital Management from 2004 until July 2005.

Other Directorships:	Idearc (NYSE: IAR)

Joseph Uva

Age:	52

Director Since:	2004

Class/Expiration:	Class III/2008

Committee:	Compensation Committee

Principal Occupation:	Chief Executive Officer, Univision Communications, Inc.; President and Chief Executive Officer of OMD Worldwide from January 2002 to March 2007.

Other Directorships:	Univision Communications, Inc. (NYSE: UVN)

Mark W. Perry

Age:	64

Director Since:	2003

Class/Expiration:	Class III/2008

Committee:	Audit Committee; Pricing Committee

Principal Occupation:	General Partner, New Enterprise Associates since 1996.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 1

DIRECTORS NOT STANDING FOR ELECTION AND EXECUTIVE OFFICERS

The members of the Board whose terms or directorships do not expire at the 2008 Annual Meeting and who are not standing for election at this year’s Annual Meeting are set forth below:

Jeffrey T. Hinson

Age:	53

Director Since:	2007

Class/Expiration:	Class II/2010

Committee:	Chairman, Audit Committee; Pricing Committee

Principal Occupation:	President and CEO of Border Media Partners since July 2007; Executive Vice President and Chief Financial Officer of Univision Communications from March 2004 to June 2005; Senior Vice President and Chief Financial Officer of Univision Radio from September 2003 to March 2004.

Other Directorships:	Live Nation, Inc. (NYSE: LYV); Windstream Corporation (NYSE: WIN).

Randy Komisar

Age:	53

Director Since:	1998

Class/Expiration:	Class I/2009

Committee:	Chairman, Nominating and Governance Committee; Technology Committee

Principal Occupation:	Partner, Kleiner Perkins Caufield and Byers since 2005; Strategic business advisor since 1996.

Thomas Wolzien

Age:	61

Director Since:	2007

Class/Expiration:	Class I/2009

Committee:	Audit Committee; Technology Committee

Principal Occupation:	Chairman of Wolzien LLC since July 2005; prior to July 2005 Senior Media Analyst (sell-side) at Sanford C. Bernstein & Co., LLC.

Geoffrey Y. Yang

Age:	49

Director Since:	1997

Class/Expiration:	Class I/2009

Committee:	Chairman, Compensation Committee; Nominating and Governance Committee; Technology Committee

Principal Occupation:	Managing Director, Redpoint Ventures and General Partner, Institutional Venture Partners since 1999.

David M. Zaslav

Age:	48

Director Since:	2000

Class/Expiration:	Class II/2010

Committee:	Chairman, Pricing Committee; Compensation Committee

Principal Occupation:	President and Chief Executive Officer, Discovery Communications, Inc. since January 2007; Executive Vice President of NBC and President of NBC Universal Cable and Domestic TV and New Media Distribution from May 2006 until January 2007; Executive Vice President of NBC and President of NBC Cable from October 1999 until May 2006.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

We have adopted corporate governance guidelines titled “Corporate Governance Guidelines of TiVo Inc.” which are available at www.tivo.com by first clicking “About us”, then “Investor Relations,” and then “Corporate Governance.” These guidelines were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and to enhance the accountability of the Board to our stockholders.

DIRECTOR INDEPENDENCE

The Board makes an annual determination of independence as to each Board member under the current standards for “independence” established by NASDAQ Global Market (“NASDAQ”). In March 2008, the Board determined that a majority of its directors are independent under these standards, comprising Messrs. Hinson, Komisar, Uva, Wolzien, Yang, and Zaslav. In evaluating the independence of these Board members, our Board considered any new transactions which may have occurred between us and any of these Board members (or any parties related to these Board members) since last year’s determination of independence. The Board considered in fiscal year 2008 or in prior years the following existing transactions in making this determination: (1) purchases and sales from and to Discovery Communications, Inc., or DCI, of advertising as well as purchased broadcast airtime with whom Mr. Zaslav is CEO and President of DCI in January 2007; (2) the entry into a licensing and marketing agreement in fiscal year 2007 with OneTrueMedia, or OTM, with whom Mr. Komisar is a member of the Board of Directors of OTM; (3) sale of advertising to OMD with whom Mr. Uva was formerly President and CEO of OMD Worldwide until his departure to Univision Communications, Inc. in March 2007; and (4) the entry into a licensing and marketing agreement with Windstream Communications, with whom Mr. Hinson is a member of the Board of Directors of Windstream Communications. The Board determined that none of these transactions qualified as related-party transactions nor were of such a nature as to affect each of the respective Board members’ independence.

DIRECTOR NOMINATING PROCESS

The Nominating and Governance Committee considers candidates for director nominees proposed by Directors, the Chief Executive Officer, and security holders. The Committee may also retain recruiting professionals to identify and evaluate candidates for director nominees.

The Committee evaluates all aspects of a candidate’s qualifications in the context of the needs of the Company with a view to creating a Board with a diversity of experience and perspectives. As set forth in accordance with the Nominating and Governance Committee’s charter, the same evaluating procedures apply to all candidates for director nomination, including candidates submitted by security holders. Among a candidate’s qualifications and skills considered important are personal and professional integrity, ethics, and values; a commitment to representing the long-term interests of security holders; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience and/or academic expertise in the Company’s industry and with relevant social policy concerns; experience as a board member of another publicly held company; and practical and mature business judgment.

The Nominating and Governance Committee will consider prospective candidates nominated by security holders, in accordance with the Company’s Amended & Restated Bylaws and its Amended & Restated Certificate of Incorporation, if the name(s) and supporting information are submitted by certified or registered mail to: Corporate Secretary, TiVo Inc., 2160 Gold St., P.O. Box 2160, Alviso, CA 95002. Any stockholder who desires to recommend a candidate for nomination to the Board who would be considered for election at the Company’s 2009 Annual Meeting is strongly encouraged to do so no later than the date stockholder proposals meeting the requirements of SEC Rule 14a-8 are due. See “Stockholder Proposals for 2009 Annual Stockholders’ Meeting.”

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD

Security holders may contact the Board regarding bona fide issues or questions about TiVo by mail, facsimile, or e-mail, addressed as follows: Board of Directors, or individual director, c/o Corporate Secretary, 2160 Gold St., P.O. Box 2160, Alviso, CA 95002; or by Fax: (408) 519-3304; or by e-mail: Board@tivo.com. The Corporate Secretary periodically will forward such communications or provide a summary to the Board or the relevant members of the Board.

CODE OF CONDUCT

We have adopted a code of conduct that applies to all our directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer, and Vice President, Controller & Treasurer, as required by applicable securities laws, rules of the SEC, and the applicable NASDAQ listing standards. This code of conduct is posted on our Website located at www.tivo.com. The code of conduct is available at www.tivo.com by first clicking “About us”, then “Investor Relations,” then “Corporate Governance” and finally click on “TiVo’s Code of Conduct.”

MEETINGS AND COMMITTEES OF THE BOARD

THE BOARD

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all Board and applicable committee meetings. The Board met thirteen times during the fiscal year ended January 31, 2008. Each director attended at least 75% of all Board and applicable committee meetings during fiscal year 2008, except for Michael Ramsay, who resigned from the Board, and Joseph Uva. Our policy is to encourage our Board members to attend each annual meeting of stockholders, and one Board member attended our 2007 Annual Meeting.

THE COMMITTEES

The Board has the following five standing committees: (1) Audit; (2) Compensation; (3) Nominating and Governance; (4) Pricing; and (5) Technology. The primary functions of each committee and its current members are described below. The composition of the committees for fiscal year 2009 is presented in the table below. Each of these committees has a written charter approved by the Board. The Board has affirmatively determined that each director who currently serves on the Audit, Compensation, and Nominating and Governance Committees is independent, as the term is defined by applicable NASDAQ listing standards and SEC rules. A copy of each of our written committee charters can be found at www.tivo.com by first clicking “About us”, then “Investor Relations,” and then “Corporate Governance.”

Audit Committee. The Audit Committee is responsible for, among other things, making recommendations to the Board regarding the engagement of our independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, and reviewing the adequacy of our internal accounting controls. The Audit Committee is currently composed of three outside directors who are not our officers or employees. The Audit Committee met nine times during fiscal year 2008. For fiscal year 2009, the Chair of the Audit Committee is Mr. Hinson and the other current members are Messrs. Perry and Wolzien. The Board has determined that each member of the Audit Committee meets the independence and financial experience requirements under both SEC and NASDAQ rules. In addition, the Board has determined that Mr. Hinson is an “audit committee financial expert” as defined by SEC rules. The Audit Committee has a written charter available at www.tivo.com by first clicking “About us”, then “Investor Relations,” and then “Corporate Governance.”

Compensation Committee. The Compensation Committee is responsible for determining salaries and incentive compensation for our directors and executive officers and for administering our stock option incentive plans. The Compensation Committee met four times during fiscal year 2008. For fiscal year 2009, the current Chair of the Compensation Committee is Mr. Yang and the other current members are Messrs. Uva and Zaslav. The members of our Compensation Committee are “independent” as required by the listing requirements of NASDAQ. For further discussion of the process and procedures for the consideration and determination of executive and director compensation, see “Compensation Discussion & Analysis.”

Nominating and Governance Committee. The Nominating and Governance Committee was established by the Board in November 2002 for the purpose of, among other things, (i) making recommendations to the Board regarding candidates for membership on the Board and regarding the size and composition of the Board, (ii) establishing procedures for the nomination process, and (iii) reviewing matters related to our corporate governance. The Nominating and Governance Committee met one time during fiscal year 2008. For fiscal year 2009, the current Chair of the Nominating and Governance Committee is Mr. Komisar and the other current member is Mr. Yang. The members of our Nominating and Governance Committee are “independent” as required by the listing requirements of NASDAQ.

Pricing Committee. The Pricing Committee is authorized and directed by the Board to negotiate the terms of certain offerings, issuances, and sales of securities of the Company, in either private placements or registered offerings. The Pricing Committee did not meet during fiscal year 2008. For fiscal year 2009, the current Chair of the Pricing Committee is Mr. Zaslav and the other current members are Mr. Hinson and Mr. Perry.

Technology Committee. The Technology Committee is responsible for, among other things, making recommendations to the Board regarding intellectual property assets of the Company, future technological developments, and the integration with or acquisition of third party technology. The Technology Committee is composed of three directors. For fiscal year 2009, there is no current Chair of the Technology Committee and the current members are Messrs. Komisar, Wolzien and Yang. The Technology Committee met one time during fiscal year 2008.

The following table sets forth the composition of the Board’s standing committees for fiscal year 2009 as well as the number of meetings for each standing committee during fiscal year 2008:

Name of Director	Audit	Compensation	Nominating and Goverance	Pricing	Technology
Independent Directors
Jeffrey T. Hinson	*			X
Randy Komisar			*		X
Mark W. Perry	X			X
Joseph Uva		X
Thomas Wolzien	X				X
Geoffrey Y. Yang		*	X		X
David M. Zaslav		X		*
Employee Directors

Name of Director	Audit	Compensation	Nominating and Goverance	Pricing	Technology
Thomas Rogers
Former Directors
Michael Ramsay (1)					*
Charles B. Fruit (2)	X
Number of Meetings in Fiscal Year 2008	9	4	1	0	1

X = Committee member;            * = Chair;

(1)   Resigned from the Board.

(2)   Mr. Fruit unexpectedly died on May 27, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation Committee are Messrs. Uva, Yang, and Zaslav. None of the current members of our Compensation Committee is currently or has been, at any time since its formation, an officer or employee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with TiVo’s Audit Committee Charter, all related-party transactions between TiVo and any of its officers, directors, or principal stockholders, are approved by the Audit Committee or a majority of the independent and disinterested members of the Board, are on terms no less favorable to TiVo than could be obtained from unaffiliated third parties, and are in connection with bona fide business purposes. For a discussion of other transactions with related-parties described elsewhere, see the “Director Independence” section under the heading “Corporate Governance,” “Executive Compensation and Other Information—Compensation Discussion and Analysis—Severance and Change of Control Payments” and “Executive Compensation and Other Information—Employment, Severance, and Change of Control Agreements.”

Directors and Executive Officers.

We have entered into indemnity agreements with substantially all of our directors and officers that provide, among other things, that TiVo will indemnify these persons, under circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be a party by reason of his or her position as a director, officer or employee, and otherwise to the full extent permitted under Delaware law, TiVo’s Amended & Restated Bylaws, and TiVo’s Amended & Restated Certificate of Incorporation.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis contains statements regarding individual and company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Overview of Compensation Program

The Compensation Committee of the Board has responsibility for establishing and monitoring adherence with the Company’s compensation philosophy. Our Compensation Committee reviews and recommends for approval by our Board all compensation, both cash and equity, to be paid to our executive officers. The Committee ensures that the total compensation paid to our executive officers is fair as well as competitive. This section discusses the principles underlying our executive compensation policies and decisions. It provides qualitative information regarding how compensation is awarded to and earned by our executive officers and places in context the data presented in the tables and narrative that follows.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during our fiscal year ended January 31, 2008, also referred to as our fiscal 2008 or FY08, as well as the other individuals included in the “Summary Compensation Table — FY08” table below, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

Our compensation program for executive officers is designed to attract individuals with the skills necessary for us to achieve our business plan, to motivate and reward those individuals fairly over time, to retain those individuals who continue to perform at or above the levels that we expect, and remain competitive relative to the compensation paid to similarly situated executives of our peer companies. It is also designed to reinforce a sense of ownership, urgency and overall entrepreneurial spirit and to link rewards to measurable corporate and departmental performance. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers should include both cash and stock-based compensation.

Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expense will not be material to our financial position. We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them. We currently intend that most cash compensation paid will be tax deductible for us. However, the cash compensation we pay as well as the gain recognized by optionees upon the exercise of stock options or by recipients of restricted stock awards may not be fully deductible by us at the time the cash compensation or award is otherwise taxable to the employee.

Role of Executive Officers in Compensation Decisions

The Committee makes all recommendations to the Board regarding salary, bonus, and equity awards for all executive officers of the Company, including the named executive officers. The Chief Executive Officer and the Senior Vice President of Human Resources annually review the performance of each member of the executive officers (other than the Chief Executive Officer and the Senior Vice President of Human Resources, of which the Chief Executive Officer reviews the performance of the Senior Vice President of Human Resources and the Chief Executive Officer’s performance is reviewed by the Committee). The conclusions reached and recommendations made based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by us and rewards the executives for achieving those goals. In furtherance of this, the Committee has engaged Compensia, Inc., an outside management consulting firm providing executive compensation advisory services, to conduct an annual review of our total compensation program for our executive officers, including our named executive officers. For our fiscal year 2008, Compensia provided management and the Committee with relevant market data, including data from the Radford Management Survey for the technology industry, and alternatives to consider when making compensation decisions.

In making compensation decisions, the Committee compares each element of total compensation against a select peer group of publicly-traded media and technology companies. This select peer group, which is reviewed and approved by the Committee, consists of companies against which the Committee believes we compete for talent.

The following represents the select peer group of media companies used for FY08:

•	Citadel Broadcasting

•	Lin TV

•	Cox Radio

•	Cumulus Media

•	Emmis Communications

•	Entercom Communications

•	Gemstar-TV Guide International

•	Gray Television

•	Westwood One

•	Ion Media

•	Lodgenet Entertainment

•	Hearst-Argyle Television

•	XM Satellite Radio Holdings

•	Radio One

•	Sinclair Broadcast Group

•	Sirius Satellite Radio

The following represents the select peer group of technology companies used for FY08:

•	Akamai Technologies

•	Ariba

•	Borland Software

•	CNET Networks

•	Drugstore.com

•	Infospace

•	Macrovision

•	OpenTV

•	RealNetworks

•	Salesforce.com

•	Seachange International

•	Webex Communications

•	Netflix

For use as additional reference point during FY08, the Committee also evaluated our overall mix of cash and equity compensation and incentive opportunities for executives against select “market-makers.” While compensation of this “market-makers” peer group, which is reviewed and approved by the Committee, is reviewed to assess pay practices of leading companies, this data was not utilized for setting TiVo executive pay levels as these companies were significantly larger than TiVo when compensation for FY08 was set.

•	Adobe Systems, Inc.

•	Apple Computers

•	BEA Systems

•	Broadcom

•	Ebay

•	Google

•	Hewlett-Packard Company

•	Microsoft

•	News Corp.

•	Palm

•	Seagate Technology

•	Time Warner Inc.

•	Yahoo!

•	Intuit

Executive Compensation Components

The principal components of compensation for named executive officers are:

•	base salary;

•	equity compensation;

•	incentive compensation;

•	post-termination severance payments in connection with limited events; and

•	perquisites and other personal benefits.

Base Salary Compensation

We provide our named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data. The Committee intends that base salary compensation be consistent with the market range (generally 50th to 75th percentile of position specific market data) and reflective of individual executive performance. The Committee’s choice of the foregoing percentiles to apply to the selected peer group data reflects a consideration of our stockholders’ interests in paying what is necessary, but not significantly more than necessary, to achieve our corporate goals. For cash compensation purposes, executive officers are sorted into categories that reflect the most relevant comparison for the skills and labor market for their position; positions are categorized as follows:

(a)	Technology category reflects market for engineering, product marketing and certain G&A positions;

(b)	Media category reflects market for corporate development and ad sales positions; and

(c)	Blend of Tech/Media category reflects market for marketing and most G&A positions.

Base salary levels are typically reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Please refer to the “Summary Compensation Table — FY08” table below for base salary information for our named executive officers for fiscal year 2008. For our fiscal year 2009, our Board of Directors approved an increase in base salary compensation of $23,000 for James Barton and increases of $35,000 for Mark Roberts and Jeffrey Klugman. For fiscal year 2009, in keeping with our Board of Director’s pay for performance philosophy, our Board of Directors did increase the performance bonus target of our President and CEO Thomas Rogers, as discussed below.

Equity Compensation

We provide our named executive officers and other employees with stock options and/or restricted stock grants as additional elements of an employee’s total compensation. For equity compensation purposes, annual equity awards ranges are based solely on the technology company peer group data. The Committee utilizes equity grants to ensure sufficient retention and future performance emphasis via annual stock option grants and/or restricted stock awards. In this way, the Committee is able to both pay for performance and enhance the link between the creation of stockholder value and long-term executive incentive compensation. The Committee believes that equity grants allow executives to have the opportunity for increased ownership in the Company (further aligning executive’s interests with those of stockholders) while maintaining competitive levels of total compensation. The Committee targets an individual’s opportunity to earn compensation through stock options and/or restricted stock generally between the technology company peer group 50th to 75th percentile of the equity grant data.

In fiscal year 2008, at the recommendation of our management, the Board made equity grants primarily in the form of stock options to our executives. The Board concluded that such an approach would focus management on our short-term and long-term growth opportunities through a mix of cash incentives and stock options. Stock option awards provide executives with more leverage and long-term retention value if our stock price performance improves while linking actual executive compensation with shareholder value creation. Our Board awarded our named executive officer’s (excluding our CEO) compensation through annual renewal stock option grants at the following percentiles of the technology company peer group’s equity grant data: Mr. Klugman—75%; Mr. Roberts—75%; and Mr. Barton – 75%. In addition, due to Mr. Barton’s unique value as a founder of the Company with significant duties managing our research and development efforts as well as his low unvested equity position, the Board of Directors provided Mr. Barton with an additional stock option grant of 350,000 stock options which put him above the 90th percentile. For our CEO, our Board awarded him an equity opportunity at a point above the 75th percentile for the technology company peer group, but balanced this greater equity incentive opportunity in favor of long-term stockholder value creation by only permitting a portion of these stock options to vest earlier than four years. Additionally, during fiscal year 2008, our Board made select grants of restricted stock to certain named executive officers and other executives. In September 2007, Mr. Klugman and Mark Roberts received individual grants of restricted stock, which will cliff vest 100% on April 30, 2009. These restricted stock grants in fiscal year 2008 were used to provide additional retention and incentive opportunity for these recipients.

The value of the shares subject to the stock option and restricted stock grants for fiscal year 2008 to the named executive officers are reflected in the “Summary Compensation Table — FY08” table below and further information about these grants is reflected in the “FY08 Grants of Plan-Based Awards” table below.

In fiscal year 2009, the Committee again targeted our named executive officers’ (excluding our CEO) opportunity to earn compensation through stock options generally between the technology company peer group 50th to 75th percentile of the equity grant data. For our CEO, our Board targeted his equity opportunity at approximately the 75th percentile for the technology company peer group, but balanced this significant equity incentive opportunity in favor of long-term stockholder value creation by weighting the four year vesting schedule in favor of the later years.

Name	Title	FY09 Option Grant	Option Terms
Thomas Rogers	President and CEO	500,000

Vests monthly over 48 months as follows:

Year 1: 10% of the 500K (50,000) vests monthly

Year 2: 20% of the 500K (100,000) vests monthly

Year 3: 30% of the 500K (150,000) vests monthly

Year 4: 40% of the 500K (200,000) vests monthly

Mark Roberts	SVP, Consumer Products & Operations	140,000	Vests ratably over 48 months.
Jeffrey Klugman	SVP & GM Service Provider Division	140,000	Vests ratably over 48 months.
James Barton	SVP, R&D, CTO	100,000	Vests ratably over 48 months.
Cal Hoagland	Interim CFO	N/A	N/A

Incentive Compensation

Each year in the spring, the Board upon the recommendation of the Committee approves an incentive compensation plan meant to motivate and reward superior performance by the named executive officers and other executives. The Board sets the incentive bonus opportunity for individuals to reflect the executive’s level for the current fiscal year (e.g. SVP or VP). The Board targets cash incentive bonus opportunity generally at the 50th percentile incentive level for each executive’s particular peer group (technology, media or blended technology/media) which is intended to deliver total cash opportunity between 50th and 75th percentile based on his individual peer group.

Incentive Bonus Plan Compensation

In fiscal year 2008, our named executive officers and other executives were eligible to receive a targeted cash bonus. For our named executive officers (excluding our Chief Executive Officer) and other executives, the objective performance goals were based on meeting certain goals with respect to the Company’s overall performance (fifty percent (50%)) as well as departmental performance (fifty percent (50%)). As discussed below, our Chief Executive Officer’s objective performance goals were comprised of a variety of Company objectives to reflect the Company’s overall performance. Actual cash bonus payouts as a percentage of base salary for fiscal year 2008 for our named executive officers (excluding our Chief Executive Officer), which were targeted at fifty percent (50%) of each named executive officers base salary, were: 52.3% for James Barton; 56.3% for Mark Roberts; and 50.4% for Jeffrey Klugman. Mr. Sordello, our former Chief Financial Officer, received no payout for fiscal year 2008 as he left the Company in July 2007. Our Chief Executive Officer, whose target bonus was $525,000, received an actual cash bonus payout of $495,075, resulting in a bonus payout equivalent to 61.9% of his base salary.

Our Compensation Committee and Board of Directors established our corporate performance goals based on service and technology revenues and Adjusted EBITDA1 objectives, along with standalone gross subscriptions. In addition to these corporate goals, our Chief Executive Officer’s bonus was also measured on media advertising and ARM revenue targets, along with partnership relationships. The Committee has selected these performance goals because they are important indicators of increased shareholder value. In keeping with its past practices, our Committee established these corporate and departmental objectives at levels which our Board believed required significant performance by executives, was not easily achieved, but if achieved would be the best indicator of stockholder value creation. These performance goals generally exclude the effects of extraordinary, unusual or infrequently occurring events or changes in accounting principles. We do not publicly disclose specific annual internal subscription, service and technology revenue, or Adjusted EBITDA targets, as our business plan is highly confidential. Disclosing specific objectives would provide competitors and other third parties with insights into the planning process and would therefore cause us competitive harm.

Mr. Roberts’ departmental goals were measured based on each of the departments which he manages: Consumer Product goals (which consisted of achieving specific product launches and feature deployments during the prior fiscal year); Consumer Operations goals (which consisted of achieving specific improvements in customer service metrics as well as product launches); and Information Technology goals (which consisted of achieving specified goals related to information system improvements). Mr. Klugman’s departmental goals were measured based on each of the departments which he manages: Service Provider goals (which consisted of goals related to development and deployment of TiVo software with our Service Provider customers); and Media and Advertising Services goals (which consisted of goals related to technological improvements, enhancements, and deployment milestones, but excludes advertising sales). Mr. Barton’s departmental goals consist of a weighted average of all company engineering goals across the Consumer Products, Service Provider, and Media and Advertising Services departments in keeping with the strategic engineering duties of Mr. Barton’s role. Our exact numerical targets for corporate and departmental objectives are not disclosed because we consider the information to be confidential and believe it would be competitively harmful if disclosed.

In fiscal year 2009, the named executive officers will again be eligible to receive targeted percentages of base salary in cash under the plan. The amount of actual cash bonuses will be based on the achievement of objective Company and departmental performance goals and may be higher or lower than targeted amounts according to a pre-determined formula that will be applied by the Compensation Committee and the Board. Target cash bonuses for fiscal year 2009 for our named executive officers (excluding the Company’s Chief Executive Officer whose target will be 80% of his base salary) are targeted at fifty percent (50%) of each of the following named executive officers base salary: Jim Barton; Mark Roberts; and Jeffrey Klugman.

For all executives (excluding our Chief Executive Officer) in fiscal year 2009, actual cash bonuses will be based on thirty percent (30%) corporate objectives and seventy percent (70%) departmental objectives, with an additional ten percent (10%) bonus (which our Chief Executive Officer is also eligible for) based on the year ending cumulative TiVo subscriptions. For fiscal year 2009,

[1]	Adjusted EBITDA is defined as defined as income before interest expense, provision for income taxes and depreciation, amortization, and stock-based compensation expense and is a Non-GAAP metric.

our Board chose to weight individual bonuses in favor of departmental objectives to provide greater control to individual executives over their actual bonus payouts with the belief that such incentive would aid in the creation of shareholder value. The payouts will be based on pre-determined targets related to such measures as service and technology revenues, subscription growth, Adjusted EBITDA* performance as well as departmental performance goals (such as product innovation, achievement of milestone delivery dates, and product deployment and distribution goals). Our Chief Executive Officer’s bonus will be based on meeting a variety of objective Company performance goals including service and technology revenues, media advertising, ARM revenue, subscription growth, Adjusted EBITDA* performance, new product deployment, distribution, and content deals. Our exact numerical targets for corporate and departmental objectives are not disclosed because we consider the information to be confidential and believe it would be competitively harmful if disclosed.

Incentive Milestone Plans

In addition to our fiscal year 2008 cash incentive plan, we instituted individual milestone plans for three of our named executive officers. These individual milestone plans were approved by the Board at the recommendation of the Committee to provide additional incentive and reward superior performance around our key corporate goals. The Board set these goals at levels requiring significant performance by the individual executive, which, if successful, would provide valuable contribution towards our long-term corporate performance. Individuals are eligible to receive more or less than their targeted amounts based on percentage achievement of specified goals. For fiscal year 2008, Mark Roberts received a total targeted milestone bonus payout of $94,749. For fiscal year 2008, Jeffrey Klugman received a bonus payout of $75,000 in connection with his milestone plan. Our board, at the recommendation of the compensation committee, approved a revised individual milestone plan for Mr. Barton for fiscal year 2009. During fiscal year 2009, Mr. Barton is eligible to receive a targeted milestone bonus of $100,000 and 60,000 restricted stock upon the delivery of certain specified research and development objectives. Additionally, our Board of Directors approved a bonus payment of net $75,000 to Mr. Roberts given his performance record over his tenure of service with the Company, which is in its tenth year.

Interim Chief Financial Officer Consulting Agreement

On July 9, 2007, our Board of Directors, at the recommendation of our Compensation Committee, retained Cal Hoagland, a partner of FLG Partners, LLC (formerly the Financial Leadership Group, LLC), a leading Silicon Valley chief financial officer services and board advisory consultancy, as its interim Chief Financial Officer, following the resignation of our former Chief Financial Officer Steven Sordello.

In connection with Mr. Hoagland’s appointment as our interim Chief Financial Officer and principal financial officer, we entered into a consulting agreement with FLG Partners, LLC for the provision of Mr. Hoagland’s services. Pursuant to our consulting agreement with FLG Partners, LLC, Mr. Hoagland is required to provide services on a full time basis. For Mr. Hoagland’s services, he and FLG Partners, LLC are paid at an annualized rate that was estimated to be approximately equal to the total compensation expense (including non-cash equity compensation, health benefits, employment expenses, and target incentive compensation) on annual basis for our resigning Chief Financial Officer, plus an additional fifteen percent (15%). As such, we are compensating Mr. Hoagland and FLG Partners, LLC at a rate of $2,500 per day, with hours in excess of 55 per week billed at $350 per hour, and we are issuing to Mr. Hoagland the equivalent of $1,000 per day in fully-vested shares of our common stock, valued based on the closing price of our common stock at the end of each calendar month in which Mr. Hoagland performed services for us.

Severance and Change of Control Payments

Each of our named executive officers and all of our other executives have executed a change of control severance agreement with us. Our Board determined to provide these change of control severance agreements in order to mitigate some of the risk that exists for executives working in a small technology company. These arrangements are intended to attract and retain qualified executives that have alternatives that may appear to them to be less risky absent these arrangements, and to mitigate a potential disincentive to consideration and execution of any acquisition, particularly where the services of these executives may not be required by the acquirer. With respect to severance agreements, only our Chief Executive Officer has an employment agreement with us that provides for severance payments in certain cases other than a change of control of the company.

Our change in control severance agreements with our executives each have a double triggering requiring both a qualifying “change in control” event, as discussed later in this proxy, and then for the executive to be terminated other than for “cause” or due to a “disability,” each as defined in the agreements, or for them to terminate their employment for “good reason,” as described later in this proxy. Only our Chief Executive Officer’s change in control severance agreement permits him to terminate his employment with us for “good reason” if he no longer reports to our Board (or, if we have a parent company, to the Board of our ultimate parent Corporation). Our Board determined that these additional triggers were appropriate for our CEO because of the unique reporting relationship of these executives.

Additionally, in fiscal year 2008, our Board approved an additional provision applicable only to our Chief Executive Officer which entitles him to a gross-up for any taxes owed by him under Section 280G of the Internal Revenue Code for payments made to him in connection with a covered change in control event. After consultation with our outside counsel, Latham & Watkins LLP, and an evaluation of market data and the estimated costs involved as provided to our Board by Deloitte Tax LLP, our Board determined that this benefit to our CEO was appropriate under the circumstances. These reasons, included, but were not limited to, preserving the intended benefit to our CEO of his existing employment arrangements, avoiding any conflict between the CEO’s personal financial impact and pursuing any transaction as appropriate for the Company, as well as his unique compensation history with us, as a former non-employee member of our Board of Directors, where certain tax penalties may be more easily triggered.

Perquisites and Other Personal Benefits

The named executive officers and other executives are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees.

In fiscal year 2008 as well as fiscal year 2009, pursuant to his employment agreement, our Chief Executive Officer was entitled to certain special benefits and perquisites. These special benefits and perquisites were approved by our Board as a result of our CEO’s residence in New York and our corporate offices being located in California. Included in these special benefits and perquisites are the following: four times per year flights for our CEO’s family to fly out to California from New York as well as certain business-related spousal travel; rental car while in California; a furnished apartment while in California; a non-business related meal allowance; home media and office expenses; and the payment of personal life and disability policy premiums. For quantification of these special benefits and perquisites, please see the “Summary Compensation Table — FY08” table below and related footnotes. There were no special benefits or perquisites provided to any other named executive officers in fiscal year 2008.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. In certain situations, the Committee may approve cash and equity-based compensation that may not be fully deductible in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on February 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R). Our accounting for stock-based compensation is not a material factor in how we design our executive compensation programs.

COMPENSATION COMMITTEE REPORT

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

The information contained in this section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that we specifically incorporate it by reference into a document under the Securities Act or the Securities Exchange Act.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
Geoffrey Y. Yang (Chair)
Joseph Uva

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus($)	Stock Awards ($) (1)		Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($) (3)	All other Compensation ($)		Total ($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)	(i)		(j)
Thomas Rogers	FY 2008	$800,000	$—	$570,110		$2,875,433		$495,075	$161,280	(4)	$4,901,898
President and Chief Executive Officer (Principal Executive Officer)	FY 2007	$750,000	$—	$570,110		$1,772,967		$303,000	$171,626	(5)	$3,567,703

Mark Roberts	FY 2008	$315,000	$117,355	$172,585		$390,221		$272,190	$1,092	(7)	$1,268,443
Senior Vice President of Consumer Products and Operations	FY 2007	$285,000	$—	$284,277		$148,926		$141,768	$666	(7)	$860,637

Jeffrey Klugman	FY 2008	$315,000	$—	$66,105		$347,322		$233,694	$706	(7)	$962,827
Senior Vice President & General Manager of Service Provider & Media Advertising Services	FY 2007	$275,000	$—	$129,550		$211,458		$97,694	$619	(7)	$714,321

James Barton	FY 2008	$300,000	$—	$137,363		$1,032,053		$157,044	$706	(7)	$1,627,166
Chief Technical Officer and Senior Vice President	FY 2007	$275,000	$—	$99,357		$298,680		$137,225	$653	(7)	$810,915

Cal Hoagland	FY 2008	$355,469	$—	$140,978		$—		$—	$—		$496,447
Interim Chief Financial Officer (Principal Financial Officer)

Steven Sordello	FY 2008	$148,844	$—	$(48,565	)(6)	$(217,776	)(6)	$—	$249	(7)	$(117,248)
Former Senior Vice President, Chief Financial Officer (Former Principal Financial Officer)	FY 2007	$130,871	$—	$48,565		$243,456		$28,406	$156	(7)	$451,454

(1)

The amounts included in column (e) represent the Company’s compensation costs that were recognized in fiscal year 2008 related to awards of restricted stock granted during the fiscal year, previous fiscal years, and grants made subsequent to the end of the fiscal year pursuant to our 2008 Executive Incentive Plan and related to fiscal year 2008 performance. This expense has been determined in accordance with FASB Statement 123 (R). The valuation assumptions used in determining such amounts are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2008.

(2)

The amounts included in column (f) represent the Company’s compensation costs that were recognized in fiscal years 2007 and 2008 related to grants of options during fiscal years 2007 and 2008 and previous fiscal years determined in accordance with FASB Statement 123 (R).

(3)

The amounts included in column (g) are composed entirely of cash bonuses awarded under the fiscal year 2007 and 2008 incentive plan with respect to performance during fiscal year 2007 and 2008. These bonuses were paid during fiscal year 2008 and 2009.

(4)

This amount consists of $43,325 for housing, housing related and living expenses, $10,272 in insurance related expenses, $28,718 in family travel related expenses pursuant to Mr. Rogers’ Employment Agreement with TiVo, and $4,707 in accounting fees. Additionally we paid $73,108 in tax gross up payments made in connection with these taxable perquisites received by him pursuant to his Employment Agreement. Additionally Mr. Rogers had $1,150 of imputed income for group term life insurance premiums paid on Mr. Rogers’ behalf.

(5)

This amount consists of $38,472 for housing, housing related and living expenses, $38,125 in insurance related expenses and $21,631 in family travel related expenses pursuant to Mr. Rogers’ Employment Agreement with TiVo. Additionally the Company paid $72,182 in tax gross up payments made in connection with these taxable perquisites received by him pursuant to his Employment Agreement. Additionally Mr. Rogers had $1,216 of imputed income for group term life insurance premiums paid on Mr. Rogers’ behalf.

(6)	The Company trued up non-cash stock compensation expense upon the cancellation of equity grants.

(7)	This amount is imputed income for group term life insurance premiums paid on behalf of the executive.

Fiscal Year 2008 Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (9)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)		(k)	(l)
Thomas Rogers	3/27/2007								1,000,000	(6)	$6.18
	N/A	$262,500	$525,000	$1,050,000
Mark Roberts	3/29/2007								144,000	(8)	$6.18
	3/21/2007							6,276(4)			$—	$38,786
	9/12/2007							30,000(3)			$—	$175,200
	N/A	$157,150	$261,500	$471,400
Jeffrey Klugman	3/29/2007								144,000	(8)	$6.18
	3/21/2007							7,019(4)			$—	$43,377
	9/12/2007							30,000(3)			$—	$175,200
	N/A	$128,750	$232,500	$435,000
James Barton	3/21/2007								494,000	(7)	$6.18
	3/21/2007							8,332(4)			$—	$51,492
	N/A	$75,000	$400,000	$725,000	—	40,000	70,000
Cal Hoagland	7/31/2007							2,909(5)			$—	$16,000
	8/31/2007							4,085(5)			$—	$22,999
	9/28/2007							2,992(5)			$—	$18,999
	10/31/2007							3,225(5)			$—	$22,994
	11/30/2007							2,803(5)			$—	$20,994
	12/31/2007							2,038(5)			$—	$16,997
	1/31/2008							2,508(5)			$—	$21,995
	N/A

(1)

These amounts represent the threshold, target and maximum amounts that could have been earned for fiscal year 2008 pursuant to the cash incentive bonus awards provided under the fiscal year 2008 incentive plan and any other milestone performance plans that such executive may have been eligible. Actual amounts earned for fiscal year 2008 are included in the Summary Compensation Table above. For additional information regarding plan-based awards granted to our named executive officers, see Compensation Discussion and Analysis above.

(2)

The amounts shown reflect the threshold, target, and maximum number of shares of restricted stock that could have been earned for fiscal year 2008 pursuant to the fiscal year 2008 incentive plan and any other milestone performance plan that such executive may have been eligible. Actual amounts earned for fiscal year 2008 are included in the Summary Compensation Table above. For additional information regarding plan-based awards granted to our named executive officers, see Compensation Discussion and Analysis above.

(3)	These shares were issued as a retention incentive to key executive officers of the Company, and the shares vest 100% on April 30, 2009.

(4)	These shares reflect the number of shares of stock granted pursuant to the fiscal year 2007 Executive Incentive Plan, and vest 100% on March 21, 2009.

(5)	These shares were issued pursuant to Mr. Hoagland and FLG Partners, LLC’s consulting agreement with TiVo Inc.

(6)

This option shall vest 400,000 shares in forty-eight (48) equal monthly installments, 300,000 shares on the fourth anniversary of the grant date, and 300,000 on March 21, 2011. Of the 300,000 that vest on March 21, 2011, all or a portion of these shares may vest earlier, subject tot he attainment of certain company performance goals.

(7)

144,000 shares vest in forty-eight (48 equal monthly installments, 175,000 shares vest in twenty-four (24) equal month installments, and 175,000 shares vest on the second anniversary of the date of grant.

(8)	Stock option vests in 48 equal monthly installments.

(9)

The amounts set forth in this column are the full grant date fair value of the awards determined in accordance with FASB Statement 123 (R). The valuation assumptions used in determining such amounts are described in Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ending January 31, 2008.

We make annual performance based awards of stock options to our named executive officers, executives, and other continuing employees on an annual basis in the spring each year (typically in March or April). We also make awards of stock options to newly hired or promoted executives and employees at other times throughout the year. Newly hired or promoted executives and employees receive their award of stock options typically on the 7th or 21st of the month following the later of their start date (for newly hired employees) or approval of the grant by the CEO for non-executive employees and by the Board for all executive-level employees. Options are awarded at the NASDAQ’s closing price of our common stock on the date of grant. We do not grant options with an exercise price that is less than the closing price of our common stock on the grant date.

Option awards granted by our Board and the CEO typically vest at a rate of 1/48th per month over the first four years of the ten-year option term. However, option grants to newly hired employees vest 25% on the first anniversary, with the remainder vesting at a rate of 1/36th per month over the next three years of the ten-year option term. Other than to our CEO, the Board has not granted performance based vesting grants to executives or employees. Vesting and exercise rights cease upon termination of “continuous service”, except in the case of death (subject to a one year limitation) or disability. “Continuous service” means that an individual’s service with us, whether as an employee, member of our Board or consultant, is not interrupted or terminated. Additionally, our executives may be entitled to accelerated vesting of their equity grants under certain circumstances in the event of change in control, as discussed below. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)		(e)	(f)	(g)		(h)	(i)	(j)
Thomas Rogers		300,000	(2)			$6.18	3/21/2017
	83,333	616,667	(3)			$6.18	3/21/2017
		300,000	(4)	100,000	(2)	$6.51	7/17/2016
	1,249,999	750,001	(5)			$6.52	7/1/2015	175,000	(10)	$1,534,750
	250,000					$6.74	10/11/2014
	30,000					$9.05	3/29/2014
	20,000					$7.40	9/26/2013
Mark A. Roberts								30,000	(11)	$263,100
	30,000	114,000	(6)			$6.18	3/21/2017	6,276	(12)	$55,041
								20,000	(13)	$175,400
	47,666	56,334	(6)			$7.24	3/29/2016
	1,568	21,876	(6)			$4.14	3/2/2015
	40,832	5,835	(6)			$7.18	5/3/2014
				15,000	(9)	$5.43	4/24/2013
	40,000					$20.00	5/3/2010
	45,000					$8.50	7/14/2009

Klugman, Jeffrey								30,000	(11)	$263,100
	30,000	114,000	(6)			$6.18	3/21/2017	7,019	(12)	$61,557
	47,666	56,334	(6)			$7.24	3/29/2016
	17,186	7,814	(6)			$6.06	4/22/2015
	19,270	14,584	(6)			$4.14	3/2/2015
	10,317					$4.44	1/14/2015
	18,332	1,668	(6)			$7.18	5/3/2014
	20,000					$7.93	5/28/2013
	20,307					$4.48	12/10/2011

James Barton	30,000	114,000	(6)			$6.18	3/21/2017	8,332	(12)	$73,072
	72,916	102,084	(7)			$6.18	3/21/2017
		175,000	(8)			$6.18	3/21/2017
								20,000	(13)	$175,400
	47,666	56,334	(6)			$7.24	3/29/2016
	70,833	29,167	(6)			$4.14	3/2/2015
	68,749	6,251	(6)			$7.18	5/3/2014
	90,000					$5.43	4/24/2013
	—			15,000	(9)	$5.43	4/24/2013
	75,000					$3.90	5/7/2012
	75,000					$3.25	9/27/2011
	75,000					$6.31	2/6/2011
	100,000					$21.00	6/5/2010
	100,000					$6.50	6/16/2009

(1)	All options are issued with a ten-year contractual term.

(2)	This option vests 100% on March 21, 2011. However, all or a portion of these shares may vest earlier, subject to the attainment of certain company performance goals.

(3)	This option shall vest 400,000 shares in forty eight (48) equal monthly installments and 300,000 shares on the fourth anniversary of the grant date.

(4)	This option vests 100% on July 17, 2010. However, 100,000 shares may vest earlier, subject to the attainment of certain company performance goals.

(5)	Included in this grant is 1,000,000 Options and 1,000,000 Stock Appreciation Rights, both of which vest in 48 equal monthly installments.

(6)	Stock Option vests in 48 equal monthly installments.

(7)	Stock Option vests in 24 equal monthly installments.

(8)	Stock Option vests on the second anniversary of stock grant.

(9)	This option vests upon the attainment of certain company performance goals.

(10)	Restricted shares vest in equal annual installments on July 1, 2008, and 2009.

(11)	Restricted shares vest 100% on April 30, 2009.

(12)	Restricted shares vest 100% on March 21, 2009

(13)	Restricted shares vest 100% on March 13, 2008.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($) (5)
(a)	(b)	(c)	(d)		(e)
Thomas Rogers	—	$—	87,500	(2)	$504,000
Mark Roberts	51,254	$75,291	6,491	(3)	$39,660
Jeffrey Klugman	—	$—	5,223	(3)	$31,913
James Barton	—	$—	7,140	(3)	$43,625
Cal Hoagland	—	$—	20,560	(4)	$140,978
Steven Sordello	6,250	$3,375	—		$—

(1)

Value realized on exercise is based on the closing market price of our common stock on the date of exercise less the exercise price, multiplied by the number of shares underlying the exercised options.

(2)	Represents the vesting of 25%, or 87,500, of Mr. Rogers’ July 1, 2005 restricted stock grant in accordance with the terms of the grant.

(3)	Restricted shares were 100% vested on March 29, 2007.

(4)	These shares were fully vested and are issued pursuant to Mr. Hoagland and FLG Partners, LLC’s consulting agreement with TiVo Inc.

(5)	The value realized on vesting is based on the closing market price of our common stock on the date of vesting multiplied by the number of shares covered by the award and acquired upon vesting.

Potential Payments Upon Termination or Change-In-Control

Named Executive Officers	Benefit	Death or Disability	Termination Without Cause or With Good Reason (Without Change in Control)	Termination Without Cause or With Good Reason (With Change in Control)
Thomas Rogers	Cash payments		$1,725,000	$1,725,000	(4)
	Medical insurance		$15,669	$15,669
	Stock Option and Stock Appreciation Rights- unvested and accelerated (1)	$2,623,458	$1,804,250	$4,965,667
	Restricted Stock - Unvested and accelerated (2)	$1,151,063	$1,151,063	$1,534,750
	Extension of exercisability of Stock Options (3)	$0 - $2,396,256	$0 - $5,857,673	$0 - $10,249,324
	Extension of exercisablity of Stock Appreciation Rights (3)	$0 - $701,600	$0 - $3,391,798	$0 - $3,876,340
	280 G Tax Gross-up payments			$8,682,765

Mark Roberts	Cash payments			$354,375
	Medical insurance			$7,055
	Stock Option - unvested and accelerated (1)			$406,580
	Restricted Stock - Unvested and accelerated (2)			$370,155

Jeffrey Klugman	Cash payments			$354,375
	Medical insurance			$6,385
	Stock Option - unvested and accelerated (1)			$354,595
	Restricted Stock - Unvested and accelerated (2)			$243,492

James Barton	Cash payments			$337,500
	Medical insurance			$7,194
	Stock Option - unvested and accelerated (1)			$970,631
	Restricted Stock - Unvested and accelerated (2)			$186,354

(1)	Amounts represent the fair market value of our common stock on January 31, 2008 less the exercise price, multiplied by the number of shares underlying the options subject to accelerated vesting.

(2)	Amounts represent the fair market value of our common stock on January 31, 2008 multiplied by the number of shares subject to accelerated vesting.

(3)	Represents the extention of the expiration date of the award from 90 days after the termination of employment to the remainder of the award’s contractual life.

(4)

Pursuant to Mr. Rogers’s change in control agreement, he will be entitled to a gross-up for any taxes owed by him under Section 280G of the Internal Revenue Code for payments made to him in connection with a covered change in control event.

EMPLOYMENT, SEVERANCE, AND CHANGE OF CONTROL AGREEMENTS

Rogers Employment Agreement. In connection with the hiring of Thomas S. Rogers, the Vice Chairman of the Board of Directors, as the new President and Chief Executive Officer of TiVo, effective July 1, 2005, we entered into an at-will employment agreement with Mr. Rogers for his position as President and Chief Executive Officer. Pursuant to this agreement, Mr. Rogers is required to devote substantially all of his business time, attention and energies to the business of TiVo, and he shall perform his duties at TiVo’s offices in Alviso, California and at an office to be maintained by TiVo for Mr. Rogers in New York City. Mr. Rogers’ employment agreement prior to amendment provided for cash compensation of $750,000 per year and a target annual bonus of $500,000 per year based on criteria established by the Board’s Compensation Committee. Effective March 21, 2007, we entered into an amended and restated employment agreement with Mr. Rogers. Pursuant to this agreement, Mr. Rogers will be paid cash compensation of $800,000 per year and a target annual bonus of $525,000 per year (which was increased to a target of 80% of his base annual salary for fiscal year 2009) based on criteria established by the Board’s Compensation Committee.

As part of his compensation, Mr. Rogers was also granted stock awards, effective July 1, 2005, comprised of options to purchase 1,000,000 shares of TiVo common stock (vesting monthly over four years), 1,000,000 stock appreciation rights (vesting monthly over four years) and 350,000 shares of restricted stock (vesting in four equal annual installments on the first four anniversaries of the effective date of the employment agreement). In the event that, following the second anniversary of Mr. Rogers’s date of hire, he elects to have TiVo engage a full-time replacement Chief Executive Officer so that he may be elected Chairman of the Board, the vesting period of his stock awards described above will be extended to twice the length of the remaining vesting period at the time of such role conversion, and the number of stock awards vesting on each date will be proportionately adjusted to reflect the extension.

Pursuant to the employment agreement, so long as Mr. Rogers is serving as our President and Chief Executive Officer, he will be nominated to, and if elected by the stockholders of TiVo, be a member of, our Board of Directors.

Pursuant to the employment agreement, we will provide Mr. Rogers with air travel from New York City to Alviso, California, a furnished apartment within 15 miles of our Alviso, California offices, an automobile for Mr. Rogers’s use while working out of our Alviso, California offices and reimbursement for other out-of-pocket expenses defined in the employment agreement as appropriate for a chief executive officer of Mr. Rogers’s stature.

The employment agreement provides that, in the event Mr. Rogers’s employment agreement is terminated as a result of his death or disability, then the greater of (1) 50% of his unvested stock awards or (2) such number of stock awards as would vest if such termination were a result of his termination without “cause” (as defined in the agreement) or resignation for “good reason” (as defined in the agreement), will vest on the date of termination.

The employment agreement also provides that, in the event Mr. Rogers’s employment is terminated by us other than for “cause” (as defined in the agreement) or if he resigns for “good reason” (as defined in the agreement), he will receive eighteen months of salary continuation payments, payable in three equal installments (one-third upon termination, one-third 6 months following termination and one-third 12 months following termination), provided that any amount of salary continuation payments that is unpaid as of the date that is the later of 2.5 months after the end of the calendar year in which Mr. Rogers’s date of termination occurs or 2.5 months after the end of our fiscal year in which Mr. Rogers’s date of termination occurs shall be paid in cash in a lump sum no later than such date. Mr. Rogers will also receive eighteen months of continued welfare benefits coverage (such coverage will terminate on the date Mr. Rogers obtains substantially similar coverage due to subsequent employment, if applicable). Assuming attainment of applicable performance criteria for the fiscal year in which Mr. Rogers’s employment terminates, Mr. Rogers will receive a pro-rated bonus based upon the actual number of days worked during the fiscal year, payable in a lump sum when bonuses for the fiscal year are paid to other executives. Additionally, that portion of Mr. Rogers’s stock awards that would have vested if he had remained employed for an additional twelve months will be automatically accelerated on the date of termination (treating Mr. Rogers’s restricted stock for this purpose as if it were subject to monthly vesting for the period following the next regularly scheduled vesting date), and each stock award will remain exercisable for the remainder of its original term. Mr. Rogers’s receipt of these severance benefits is conditioned upon his execution of a release, in the form attached to his employment agreement.

Change of Control Severance Agreements. Each of our executive officers, and substantially all of our vice presidents, have executed a change of control severance agreement with us. Pursuant to the terms of these agreements, in the event that, within thirteen months following a “change of control,” as described below, an executive officer or a vice president is terminated other than for “cause” (as defined in the agreement including the willful and continued failure to substantially perform job duties or the commission of an act of fraud, dishonesty, or conviction for a felony involving moral turpitude) or due to a “disability,” (defined as absence from full-time work for six (6) consecutive months), or the executive officer or vice president terminates his or her employment for “good reason,” ( as defined in the agreements including a material reduction in duties, reduction in compensation or benefits, relocation of TiVo’s offices greater than 50 miles), the executive officer or vice president will be entitled to a lump sum payment equal to a percentage of his or her annual base salary and targeted annual bonus of which such percentage is 100% for the Chief Executive Officer applicable to a 18 month period, 75% for the Senior Vice Presidents applicable to a 12 month period, and 50% for the Vice Presidents applicable to a 12 month period. Only our Chief Executive Officer’s change in control severance agreements permits him to also terminate his employment with us for “good reason” if he no longer reports to our Board (or, if we have a parent company, to the Board of our ultimate parent Corporation). Additionally, effective March 21, 2007, our Board approved an additional provision applicable only to our Chief Executive Officer which entitles him to a gross-up for any taxes owed by him under Section 280G of the Internal Revenue Code for payments made to him in connection with a covered change in control event. Pursuant to Mr. Rogers’ employment agreement, Mr. Rogers will be entitled to receive the better of the benefits due under his employment agreement or his change in control agreement in such an event. In addition, the same percentage (as specified above) of options held by the terminated executive officer or vice president will become vested and any restrictions on that specified percentage of shares granted to the executive officer or vice president will immediately lapse. We have also agreed to provide the following benefits to any terminated executive officer or vice president:

•

continued directors’ and officers’ liability insurance for a period of six years not to exceed one hundred fifty percent (150%) of the per annum rate of premium currently paid by us for the insurance; and

•	medical benefits for a period not to exceed 6 months for Vice Presidents, 9 months for Senior Vice Presidents, and 18 months for the President and Chief Executive Officer from the date of termination.

These agreements do not obligate our executive officers or vice presidents to mitigate losses by seeking other employment or otherwise, and the benefits under these agreements will not be reduced by compensation earned through employment by another employer. These agreements are perpetual unless both parties agree to amend or terminate or the individual is no longer an employee of TiVo.

A “change of control” under these agreements will be deemed to have occurred in the event of:

(i)	a dissolution or liquidation of the Company;

(ii)	a sale of all or substantially all of the assets of the Company;

(iii)	a sale by the stockholders of the Company of the voting stock of the Company to another corporation or its subsidiaries that results in the ownership by such corporation and/or its subsidiaries of eighty percent (80%) or more of the combined voting power of all classes of the voting stock of the Company entitled to vote;

(iv)	a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation of a subsidiary of the Company and in which, in either case, beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of members of the Board of Directors (“Directors”) has changed;

(v)	a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors has changed;

(vi)	an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; or

(vii)	for any reason during any period of two (2) consecutive years following the effective date of the agreement, a majority of the Board is constituted by individuals other than (1) individuals who were directors immediately prior to the beginning of such period, and (2) new directors whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors immediately prior to the beginning of the period or whose election or nomination for election was previously so approved.

Additionally, our Amended & Restated 1997 Equity Incentive Plan and our Amended & Restated 1999 Equity Incentive Plan provide for vesting of options upon a “change of control,” as defined in the plans, in the event that during the first thirteen months following the change of control, the option holder’s employment is terminated by the company other than for cause or the employee terminates his or her employment due to a constructive termination. If the change of control provisions are triggered, all employees would be entitled to acceleration of twenty-five percent (25%) of their unvested options, while vice presidents and higher would be entitled to acceleration of fifty (50%) of their unvested options.

DIRECTOR COMPENSATION

Directors who are also executive officers do not receive any additional compensation for serving as members of the Board or any other committee of the Board. Each non-employee director of TiVo is eligible for reimbursement for his expenses incurred in connection with attendance at Board meetings in accordance with our policy.

Additionally, non-employee directors are compensated as follows:

Annual Cash Retainers: As of the August 1, 2007, Annual Meeting of Stockholders, each non-employee director receives a retainer of $20,000 paid annually on the date of the Company’s Annual Meeting of Stockholders. In addition to such annual retainer paid to all non-employee directors, the Chairman of the Audit Committee receives an additional annual retainer of $20,000, the Chairman of the Compensation Committee receives an additional annual retainer of $10,000, and the Chairman of the Nominating and Governance Committee and the chairs of any other Board committees receive an additional annual retainer of $5,000.

Furthermore, the members of the Audit Committee receive an annual retainer of $5,000 in addition to the $20,000 annual retainer paid to all non-employee directors, the members of the Compensation Committee receive an annual retainer of $3,000 in addition to the $20,000 annual retainer paid to all non-employee directors, and the members of the Nominating and Governance Committee and any other Board committees receive an annual retainer of $1,000 in addition to the $20,000 annual retainer paid to all non-employee directors.

Board and Committee Meeting Attendance Fees: Non-employee directors do not receive any additional compensation for their attendance at Board meetings. Non-employee directors, however, receive an additional $2,000 for each Committee meeting they attend during the year (paid quarterly).

Initial Equity Grants to New Board Members: On the date a new non-employee Board member joins our Board of Directors, the new non-employee director will receive an initial equity grant consisting of an option for 25,000 shares of our common stock, which will vest 1/48th per month over the next four years, and 8,300 restricted shares of our common stock, which will vest 25% annually on the anniversary date of the grant over the next four years. Only non-employee directors or an affiliate of such directors (as defined in the Internal Revenue Code of 1986, as amended) are eligible to receive options under the Amended & Restated 1999 Non-Employee Directors Plan, also referred to as the Directors’ Plan. Options granted under the Directors’ Plan are intended by us not to qualify as incentive stock options under the Internal Revenue Code. The restricted stock grants received by Non-employee directors are made under the Amended & Restated 1999 Equity Incentive Plan. Following approval of the 2008 Equity Incentive Award Plan, no further grants shall be made under the Directors’ Plan or the Amended and Restated 1999 Equity Incentive Plan and future initial equity grants to non-employee Board members shall be made in the amounts and on the terms described herein, under the 2008 Equity Incentive Award Plan and pursuant to our 2008 Independent Director Equity Compensation Policy which has been approved by our Board of Directors to be effective following the approval of the 2008 Equity Incentive Award Plan.

Annual Equity Grants: On the date of each Annual Meeting of Stockholders, each continuing non-employee director (except those non-employee directors who joined the Board after the last Annual Meeting who will receive a pro rata annual equity grants based on the number of months served) receives an equity grant consisting of an option for 12,500 shares and 4,200 restricted shares of our common stock, all of which will vest 100% on the first anniversary of their grant. Following approval of the 2008 Equity Incentive Award Plan, future annual equity grants to non-employee Board members shall be made in the amounts and on the terms described herein, under the 2008 Equity Incentive Award Plan and pursuant to our 2008 Independent Director Equity Compensation Policy which has been approved by our Board of Directors to be effective following the approval of the 2008 Equity Incentive Award Plan.

The exercise price of options under the Directors’ Plan and the grant price of the restricted stock made under the Amended & Restated 1999 Equity Incentive Plan as well as, following the approval of the 2008 Equity Incentive Award Plan pursuant to the 2008 Independent Director Equity Compensation Policy will be equal to the fair market value of the common stock on the date of grant. The option term is 10 years, but it terminates three months after the optionholder’s service as a director, an employee or a consultant to us or our affiliates terminates. If such termination is due to the optionholder’s disability, the exercise period is extended to 12 months. If such termination is due to the optionholder’s death or if the optionholder dies within three months after his or her service terminates, the exercise period is extended to 18 months following death. The optionholder may transfer the option by gift to immediate family or for estate-planning purposes. The optionholder also may designate a beneficiary to exercise the option following the optionholder’s death. Otherwise, the option exercise rights will pass by the optionholder’s will or by the laws of descent and distribution. Transactions not involving receipt of consideration by us, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class and number of shares subject to the Directors’ Plan and the Amended & Restated 1999 Equity Incentive Plan and to outstanding options and restricted shares. In that event, the Board will appropriately adjust the Directors’ Plan and Amended & Restated 1999 Equity Incentive Plan as to the class and the maximum number of shares subject to the Directors’ Plan and Amended & Restated 1999 Equity Incentive Plan and subject to future option grants. It also will adjust outstanding options as to the class, number of shares and price per share subject to such options. The same will be the case with respect to option and restricted share grants made following the approval of the 2008 Equity Incentive Awards Plan pursuant to the 2008 Independent Director Equity Compensation Policy. Upon a change in control of TiVo, the vesting and exercisability of all outstanding options and the vesting of all restricted shares will accelerate, and the options will terminate unless an acquiring corporation assumes or replaces outstanding options. Vesting for options and restricted stock grants ceases upon the recipient’s termination of service as a director, an employee, or a consultant of us or our affiliates.

DIRECTOR COMPENSATION TABLE

Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)		Option Awards ($) (2)		All Other Compensation ($)		Total ($)
(a)	(b)	(c)		(d)		(g)		(h)
Charles B. Fruit	$41,000	$25,364		$49,249		$2,000	(5)	$117,613
Jeffrey T. Hinson	$48,917	$17,992		$35,722		$—		$102,631
Randy Komisar	$28,000	$25,364		$49,249		$—		$102,613
Mark W. Perry	$56,411	$25,364		$49,249		$—		$131,024
Michael Ramsay	$16,583	$39,342	(3)	$2,805,466	(4)	$70,014	(6)	$2,931,405
Joseph Uva	$29,000	$25,364		$49,249		$461	(5)	$104,074
Thomas Wolzien	$13,049	$4,676		$8,914				$26,639
Geoffrey Y. Yang	$40,000	$25,364		$49,249		$—		$114,613
David M. Zaslav	$27,833	$24,845		$49,590		$349	(5)	$102,617

(1)	Amounts shown reflect the aggregate dollar amounts of all fees earned in cash for services as a director, including annual cash retainers, committee and/or chairman-ship fees and meeting fees.

(2)

Reflects equity compensation expense recognized in FY 2008, not including assumed forfeitures. These amounts do not solely reflect the expense we incurred with respect to FY 2008 equity awards, but also include expense for awards from prior years that we are still accounting for as an expense. Grant date fair value was determined in accordance with FASB Statement 123(R) and assumptions are consistent with those disclosed in Note 14 Stock-Based Compensation to our Consolidated Financial Statements found in our Annual Report on Form 10-K for the fiscal year ended January 31, 2008.

(3)	Includes expense relating the modification of the terms of Michael Ramsay’s restricted stock awards pursuant to Mr. Ramsay’s transition agreement.

(4)

Includes options that were granted to Mr. Ramsay when he was employed as TiVo’s Chief Executive Officer. Additionally, this amount includes expense relating to the modification of the terms of Mr. Ramsay’s options pursuant to Mr. Ramsay’s transition agreement.

(5)	This amount reflects gifts to the Director.

(6)

In fiscal year 2008, Mr. Ramsay was compensated according to his employment transition agreement with TiVo Inc. As such, his compensation, excluding stock based compensation, is being classified “All other Compensation”, and was comprised of $69,670 in salary and $344 for group term life insurance.

EQUITY COMPENSATION PLAN TABLE

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans
Approved by Security Holders (1)	22,062,170	(2)	$6.91	(2)	23,153,517	(3)
Equity Compensation Plans Not
Approved by Security Holders	0		$—		0

Total	22,062,170		$6.91		23,153,517

(1)

These plans consist of the (i) Amended & Restated 1997 Equity Incentive Plan; (ii) Amended & Restated 1999 Equity Incentive Plan; (iii) Amended & Restated 1999 Non-employee Directors’ Stock Option Plan; and (iv) Amended & Restated 1999 Employee Stock Purchase Plan.

(2)

The Company is unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the Amended & Restated 1999 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under the Amended & Restated 1999 Employee Stock Purchase Plan. Accordingly, the weighted average exercise price described in column (b) apply to options and Stock Appreciation Rights (“SARs”) outstanding under the Amended & Restated 1997 and 1999 Equity Incentive Plans and the Amended & Restated 1999 Non-employee Directors’ Stock Option Plan. Additionally, the number of shares listed in column (a) includes 1 million SARs which reflects the maximum number of shares to be awarded pursuant to such SARs under the best-case target, however unlikely. The Amended & Restated 1999 Employee Stock Purchase Plan provides that shares of the Company’s common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase price date applicable to such offering period, which ever is lower.

(3)

Of these shares of common stock, nothing remains available for future issuance under the Amended & Restated 1997 Equity Incentive Plan, 22,355,742 remain available for future issuance under the Amended & Restated 1999 Equity Incentive Plan and 598,541 remain available for future issuance under the Amended & Restated 1999 Non-employee Directors’ Stock Option Plan and 199,234 remain available for future issuance Amended & Restated 1999 Employee Stock Purchase Plan. The number of shares authorized for option grants under the Amended & Restated 1999 Equity Incentive Plan is subject to an annual increase of the greater of 7% of diluted shares outstanding or 4,000,000 shares, up to a maximum of 40,000,000 shares. The number of shares authorized for option grants under the Amended & Restated 1999 Non-employee Directors’ Stock Option Plan is subject to an annual increase of 100,000 shares. The number of shares authorized for issuance under the Amended & Restated 1999 Employee Stock Purchase Plan is subject to an annual increase on each October 31 through October 31, 2008, equal to the lesser of (i) 5% of the outstanding shares of common stock on a diluted basis, (ii) 500,000 shares, or (iii) a smaller number as determined by the Board.

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of TiVo’s common stock as of May 12, 2008 by: (i) each director; (ii) each of the executive officers named in the Summary of Executive Compensation table; (iii) all executive officers and directors of TiVo as a group; and (iv) all those known by TiVo to be beneficial owners of more than five percent of TiVo’s common stock.

Beneficial Owner	Beneficial Ownership (1)
	Number of Shares	Percent of Total
Executive Officers and Directors
Thomas Rogers (2)	1,638,065	1.6%
Mark Roberts (3)	263,988	*
Jeffrey Klugman (4)	267,207	*
James Barton (5)	804,395	*
Cal Hoagland	0	*
Steve Sordello	0	*
Charles Fruit (6)	100,900	*
Jeffrey Hinson (7)	19,604	*
Randy Komisar (8)	354,863	*
Mark Perry (9)	137,013	*
Joseph Uva (10)	95,900	*
Thomas Wolzien (11)	12,987	*
Geoffrey Y. Yang (12)	2,558,270	2.5%
David Zaslav (13)	122,812	*

5% Stockholders
FMR Corp. (14) 82 Devonshire Street Boston, MA 02109	14,375,674	14.1%
Wellington Management (15) 75 State Street Boston, MA 02109	8,975,482	8.8%

All executive officers and directors as a group (15 persons) (16)	6,730,070	6.6%

*	Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders, Schedules 13D and 13G and Form 13F, as applicable, filed with the SEC and information to our knowledge based upon our stock transfer records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table shows beneficial ownership in accordance with the rules of the Securities and Exchange Commission by including securities over which a named person has or shares voting or investment control, as well as securities over which a named person has the right to acquire voting or investment control within 60 days of May 12, 2008, such as, for example, upon exercise of an option that is currently vested or which is scheduled to vest within that 60-day period. Applicable percentages are based on 101,900,906 shares outstanding on May 12, 2008.

(2)

Includes 1,187,498 shares Mr. Rogers has the right to acquire pursuant to outstanding options exercisable within 60 days of May 12, 2008. Also includes 175,000 shares of restricted stock, which can not be sold or transferred by Mr. Rogers prior to their vesting; 87,500 shares vest annually on the anniversary date of Mr. Rogers’ employment, July 1, 2008 through July 1, 2009. Additionally, included in these numbers are 148,524 shares Mr. Rogers could attain upon the exercises of his stock appreciation rights within 60 days of May 12, 2008 (based on the closing share price of $8.13 on May 12, 2008). These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Rogers’ cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

(3)

Includes 227,612 shares Mr. Roberts has the right to acquire pursuant to outstanding options exercisable within 60 days of May 12, 2008. Also includes 36,276 shares of restricted stock, which cannot be sold or transferred by Mr. Roberts prior to their vesting; 6,276 vest 100% on March 21, 2009 and 30,000 shares vest 100% on April 30, 2009. These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Roberts’ cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

(4)

Includes 228,185 shares Mr. Klugman has the right to acquire pursuant to outstanding options exercisable within 60 days of May 12, 2008. Also includes 37,019 shares of restricted stock, which can not be sold or transferred by Mr. Klugman prior to their vesting; 7,019 shares vest 100% on March 21, 2009 and 30,000 shares vest 100% on April 30, 2009. These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Klugman’s cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

(5)

Includes 782,458 shares Mr. Barton has the right to acquire pursuant to outstanding options exercisable within 60 days of May 12, 2008. Also includes 8,332 shares of restricted stock, which can not be sold or transferred by Mr. Barton prior to their vesting on March 21, 2009. These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Barton’s cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

(6)	Includes 4,200 shares of restricted stock and 87,500 shares Mr. Fruit has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 12, 2008.

(7)	Includes 10,750 shares of restricted stock and 8,854 shares Mr. Hinson has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 12, 2008.

(8)	Includes 4,200 shares of restricted stock and 112,500 shares Mr. Komisar has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 12, 2008.

(9)

Includes indirect holdings of 43,756 common shares in the Perry Investment Partnership, 2,355 common shares in the Perry Residential Trust dated 3/27/99, as amended, Mark W. & Mauree Jane Perry, and Trustees, 2 common shares in the MWP Revocable Trust dated 12/01/98. Also includes 4,200 shares of restricted stock and 82,500 shares Mr. Perry has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 12, 2008.

(10)	Includes 4,200 shares of restricted stock and 87,500 shares Mr. Uva has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 12, 2008.

(11)	Includes 8,300 shares of restricted stock and 4,687 shares Mr. Wolzien has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 12, 2008.

(12)

Includes 2,264,990 shares of stock owned by Institutional Venture Partners VII, L.P., 31,746 shares of stock owned by Institutional Venture Management VII, L.P. and 56,819 shares of stock owned by IVP Founders Fund I, L.P. Additionally, includes 2,271 shares of stock owned by Redpoint Ventures II, LLP. and 81,544 shares owned by Redpoint Associates II, L.P. Mr. Yang, one of our directors is a general partner of International Venture Management VII, L.P., the general partner of Institutional Venture Partners VII, L.P., and a general partner of Institutional Venture Management VI, L.P., the general partner of IVP Founders Fund I, L.P. Mr. Yang is also a managing director of Redpoint Ventures II, LC, the general partner of Redpoint Ventures II, LP and the manager of Redpoint Associates II, LP. Mr. Yang disclaims beneficial ownership of these shares except to the extent of his individual partnership interest, but exercises shared voting and investment power with respect to these shares. Also includes 4,200 shares of restricted stock and 112,500 shares Mr. Yang has the right to acquire pursuant to outstanding options vested and exerciable within 60 days of May 1, 2007.

(13)

Includes 110,312 shares Mr. Zaslav has the right to acquire pursuant to outstanding options exercisable within 60 days of May 12, 2008. Also includes 6,225 shares of restricted stock, which can not be sold or transferred by Mr. Zaslav prior to their vesting; these shares vest 2,075 shares on the anniversary date of the grant over the next three years (March 21, 2009 through March 28, 2012). These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Zaslav’s cessation of service with TiVo under certain defined circumstances prior to the vesting of the shares. Pursuant to Mr. Zaslav’s prior affiliation with NBC Universal Cable, he holds 90,000 of the 110,312 shares subject to stock options vested and exercisable within 60 days of May 12, 2008 on behalf of NBC and Mr. Zaslav disclaims beneficial ownership thereof.

(14)

All information regarding FMR Corp. and its affiliates is based on information disclosed in the Schedule 13G filed on February 13, 2008 by FMR Corp. The FMR Corp. Schedule 13G indicates that, at December 31, 2007 (i) Fidelity Management & Research Company, or Fidelity, a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 14,375,674 of such shares as a result of acting as investment adviser to various investment companies, and the ownership of one investment company, Fidelity Growth Company Fund, amounted to 9,814,949 of such shares. The FMR Corp. Schedule 13G indicates that, at December 31, 2007, Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each had sole dispositive power over 14,375,674 of such shares.

(15)

All information regarding Wellington Management Company, LLP, or Wellington, and its affiliates is based on information disclosed in the Schedule 13G filed on February 14, 2008 by Wellington. The Wellington Schedule 13G, indicates that, at December 31, 2007, Wellington was the beneficial owner of 8,975,482 of such shares as a result of acting as investment adviser to various clients that are the holders of record of such shares. The Wellington Schedule 13G indicates that, at December 31, 2007, Wellington had sole dispositive power over zero of such shares and shared dispositive power over 8,975,482 of such shares. Furthermore, Wellington had sole voting power over zero of such shares, shared voting power over 5,039,000 of such shares, and no voting power over 3,936,482 of such shares.

(16)	Includes 3,228,936 shares subject to options exercisable within 60 days of May 12, 2008.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of TiVo Inc. has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2009 and has further directed that management submit the selection of independent public auditors for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since the Company’s fiscal year ended January 31, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our Amended & Restated Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent public auditors at any time during the year if they determine that such a change would be in the best interests of TiVo and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on PROPOSAL 2 at the Annual Meeting will be required to ratify the selection of KPMG LLP as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2

REPORT OF THE AUDIT COMMITTEE

The information contained in this section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document under the Securities Act of 1933, as amended, or the Securities Exchange Act.

Responsibilities. The Audit Committee of the Board of Directors is currently composed of Messrs. Hinson, Perry, and Wolzien, all of whom the Board has determined meet the independence requirements of the SEC and NASDAQ. Charles Fruit was a member of our Audit Committee until his unexpected death on May 27, 2008. David Zaslav was formerly a member of the Audit Committee until March 2007. The Audit Committee operates under a written charter that has been adopted by the Board; the current version is available at www.tivo.com by first clicking “About us”, then “Investor Relations,” and then “Corporate Governance.” The charter is reviewed annually for changes, as appropriate. The Audit Committee is responsible for assisting the Board in its general oversight of TiVo’s auditing, accounting and financial reporting processes, system of internal controls, and tax, legal, regulatory, and ethical compliance. TiVo’s management is responsible for maintaining TiVo’s books of account and preparing periodic financial statements based thereon, and for maintaining the system of internal controls. The independent auditors are responsible for auditing TiVo’s annual financial statements.

Review with Management and Independent Auditors. In this context, the Audit Committee hereby reports as follows:

(1)	The Audit Committee has reviewed and discussed with management and the independent auditors, KPMG LLP, together and separately, TiVo’s audited consolidated financial statements contained in TiVo’s Annual Report on Form 10-K for the 2008 fiscal year.

(2)	The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 114 (Communication with Audit Committees).

(3)	The Audit Committee has received from the independent auditors, KPMG LLP, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with KPMG LLP the independent auditors’ independence.

(4)	The Audit Committee has considered whether the provision of services covered by fees paid to KPMG LLP is compatible with maintaining the independence of KPMG LLP.

Based on the review and discussions referred to in paragraphs 1-4 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in TiVo’s Annual Report on Form 10-K for fiscal 2008, for filing with the SEC. The Audit Committee has appointed KPMG LLP as TiVo’s independent auditors for fiscal 2009. This report is submitted by the Audit Committee.

AUDIT COMMITTEE
Jeffrey Hinson (Chair)
Thomas Wolzien
Mark W. Perry

AUDIT COMMITTEE DISCLOSURES

INDEPENDENT AUDITORS FEES AND SERVICES

In addition to retaining KPMG LLP to audit the consolidated financial statements for fiscal year 2008, TiVo retained KPMG LLP as well as one other auditing firm in the United Kingdom, Blick Rothenberg Chartered Accountants, to provide various accounting services during fiscal 2008. The aggregate fees billed for professional auditing services by KPMG LLP for the fiscal years ended January 31, 2008 and 2007 are as follows (rounded to the nearest $1,000):

	Fiscal Year Ended January 31,
	2008	2007
	KPMG LLP	KPMG LLP
Audit Fees	$940,000	$1,060,990
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$940,000	$1,060,990

Audit Fees. This category includes the audit of TiVo’s annual financial statements, review of financial statements included in TiVo’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees also include fees for professional services rendered for KPMG’s audit of the effectiveness of the Company’s internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees. This category consists of assurance and related services that were reasonably related to the performance of the audit or review of TiVo’s financial statements and are not reported above under “Audit Fees.” There were no fees paid for fiscal year 2008 and 2007 for services performed under this category.

Tax Fees. This category consists of professional services rendered for tax compliance and tax advice. There were no fees paid for fiscal year 2008 and 2007 for services performed under this category.

All Other Fees. This category consists of all other fees including fees billed for professional services that were not the result of an audit or review. There were no fees paid for fiscal year 2008 and 2007 for services provided under this category.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specified budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During the fiscal years ended January 31, 2008 and 2007, all services provided by KPMG LLP were pre-approved by the Audit Committee.

PROPOSAL 3

APPROVAL OF 2008 EQUITY INCENTIVE AWARD PLAN

We are asking you to approve the 2008 Equity Incentive Award Plan (the “2008 Plan”) and the reservation of an aggregate of five million four hundred thousand (5,400,000) shares of our common stock for issuance pursuant to the 2008 Plan. The 2008 Plan is intended to replace our Amended and Restated 1999 Equity Incentive Plan (the “Prior Plan”) and the Amended and Restated 1999 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”), which will terminate pursuant to their terms on March 15, 2009 and July 13, 2009, respectively. Upon shareholder approval of the 2008 Plan no new awards will be made under the Prior Plan or under the Directors’ Plan. However, the shares of our common stock subject to awards already granted under the Prior Plan as of May 12, 2008 that terminate, expire or lapse will become available for issuance under the 2008 Plan. As of May 12, 2008 there were 23,534,415 shares of our common stock subject to awards already granted under the Prior Plan. We do not expect that all of these awards will terminate, expire or lapse without such shares of common stock being issued. However in the event of the termination, expiration or lapse of all of such awards, the maximum number of shares of our common stock that may become issuable under the 2008 Plan is 28,934,415. Our Board has adopted, subject to stockholder approval, the 2008 Plan for the benefit of members of the Board, our employees, and our consultants. The affirmative vote of a majority of the total votes cast on PROPOSAL 3 at the Annual Meeting will be required to ratify the 2008 Plan.

In order to minimize the dilutive effect of the 2008 Plan on our stockholders, we have adopted a policy that limits the number of shares of common stock subject to awards we grant under the 2008 Plan during the three year period beginning February 1, 2008 to an annual average of 6.11% of our outstanding common stock as further described under the heading “Burn Rate Policy” below. We also have incorporated a fungible share design into the 2008 Plan whereby each share of our common stock subject to an award that is not an option or stock appreciation right (a “Full Value Award”) counts as 1.5 shares against the number of shares we have reserved for issuance under the 2008 Plan,

INTRODUCTION

The purpose of the 2008 Plan is to promote our success and enhance our value by linking the personal interests of the members of the Board, our employees, and our consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2008 Plan is also intended to provide flexibility to us in our ability to motivate, attract, and retain the services of members of the Board, our employees, and our consultants upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

The following summarizes the terms of the 2008 Plan, and this summary is qualified by reference to the full text of the 2008 Plan, which is attached as Appendix A to this Proxy Statement.

GENERAL

•

The 2008 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, performance bonus awards, and performance-based awards to officers, employees, non-employee directors and consultants.

•

The 2008 Plan explicitly prohibits repricing options and stock appreciation rights to an exercise price lower than the exercise price set on the date of grant without stockholder approval. Other than in connection with certain transactions, such as a merger or consolidation, the 2008 Plan also explicitly prohibits offering to buyout an option or stock appreciation right for a payment in cash or the granting of an option or stock appreciation right in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award.

•	The 2008 Plan has a ten year term.

•	Options and SARs granted under the 2008 Plan have a maximum term of seven years and must have an exercise price at least equal to the fair market value of our common stock on the date of grant.

•

Full Value Awards will be counted against the shares reserved under the 2008 Plan at a rate of 1.5 shares for each share subject to a Full Value Award. The reserve is credited with 1.5 shares for each share subject to a Full Value Award that terminates, expires or lapses for any reason.

•

Full Value Awards that vest solely based on the passage of time must vest over a period of not less than three years and performance vesting Full Value Awards must vest over a period of not less than one year. The Full Value Awards may vest in installments over the applicable time period. The vesting limitations do not apply to a limited basket consisting of up to 10% of the shares of our common stock available for issuance under the 2008 Plan.

•

Five million four hundred thousand (5,400,000) million shares of common stock will initially be reserved for issuance pursuant to awards under the 2008 Plan. The number of shares reserved for issuance under the 2008 Plan will increase by any of the 23,534,415 shares of our common stock subject to outstanding awards under the Prior Plan that terminate, expire or lapse, so that the maximum number of shares of our common stock in the aggregate that may be issued under the 2008 Plan in the event each award outstanding under the Prior Plan terminates, expires or lapses, however unlikely, is 28,934,415.

•

The number of shares of our common stock initially reserved under the 2008 Plan represents approximately 5.4% of the total outstanding shares of our common stock as of May 12, 2008, the record date. The maximum number of shares in the aggregate that may be issued under the 2008 Plan assuming the termination, expiration or lapse of all awards under the Prior Plan, however unlikely, represents approximately 28.5% of the total outstanding shares of our common stock as of May 12, 2008.

•

The 2008 Plan will permit the qualification of awards with performance-based vesting as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). See “Qualified Performance-Based Compensation” and “Federal Income Tax Consequences” below for a more detailed discussion of the application of Section 162(m).

•

The maximum number of shares with respect to one or more awards that may be granted to any one participant during any calendar year is 3,000,000 and the maximum amount that may be paid in cash with respect to any performance-based award during any calendar year is $5,000,000.

•	As of May 12, 2008, the closing price of our common stock on the Nasdaq Stock Market was $8.13 per share.

ADMINISTRATION

The 2008 Plan may be administered by the full Board or by a committee of the Board, including a committee of one comprised solely of our Chief Executive Officer. Pursuant to this, the Compensation Committee of the Board has been delegated the authority to determine and make individual grants to our employees and consultants. The Compensation Committee has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 162(m) of the Code and has the exclusive authority to grant awards under the 2008 Plan and otherwise administer the 2008 Plan. The full Board, acting by a majority of its independent members in office, conducts the general administration of the Plan with respect to all awards granted to our non-employee directors. Additionally, pursuant to this, our Chief Executive Officer has been delegated the authority to determine and make individual grants to our employees not subject to Section 16 of the Exchange Act.

ELIGIBILITY

Persons eligible to participate in the 2008 Plan include any person who is our, or our affiliate’s, employee, consultant or member of the Board, as determined by the administrator. As of May 12, 2008, there were approximately 496 employees, 1 employee-director, 74 consultants and 8 non-employee directors eligible to receive awards under the 2008 Plan.

LIMITATION ON AWARDS AND SHARES AVAILABLE

An aggregate of 5,400,000 shares of our common stock will initially be available for grant pursuant to the 2008 Plan, provided that the aggregate number of shares of our common stock available for issuance under the 2008 Plan is reduced by 1.5 shares for each share of our common stock delivered in settlement of any Full Value Award. The shares of common stock covered by the 2008 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

Generally, shares subject to an award under the 2008 Plan that terminates, expires, or lapses for any reason are made available for issuance again under the 2008 Plan, except that each share subject to a Full Value Award that terminates, expires, or lapses for any reason shall increase the number of shares that can be issued under the 2008 Plan by 1.5 shares. In addition, any of the 23,534,415 shares of our common stock subject to outstanding awards under the Prior Plan as of May 12, 2008 that terminates, expires or lapses for any reason will be made available for issuance under the 2008 Plan. Shares of our common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award and shares of our common stock that were subject to a stock-settled SAR that are not issued upon exercise of the SAR will not be available for issuance again under the 2008 Plan. The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2008 Plan.

The maximum number of shares of common stock that may be subject to one or more Awards granted to any one participant pursuant to the 2008 Plan during any calendar year is 3,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award is $5,000,000.

“BURN RATE” POLICY

In order to minimize the dilutive impact on our existing stockholders of our grants of equity-based awards to members of the Board, our employees and our consultants, we commit that, with respect to the shares of our common stock initially being reserved for issuance under the 2008 Plan, the “burn rate” of equity awards will not exceed an average of 6.11% per fiscal year through our fiscal year ending January 31, 2011. The burn rate will be recalculated following the end of each fiscal year during this period.

For this purpose, burn rate is defined as the adjusted total number of equity grants made in a given year divided by the number of shares of our common stock outstanding at the end of that year. The adjusted total number of equity grants is equal to the sum of the number of shares of our common stock subject to options and other equity-based awards granted during the year as adjusted to reflect “full value”.

The full value adjustment will count one share of our common stock subject to a Full Value Award as equivalent to (i) 1.5 shares if our annual common stock price volatility is 54.6% or higher, (ii) 2 shares if our annual common stock price volatility is at least 36.1% but less than 54.6%, (iii) 2.5 shares if our annual common stock price volatility is at least 24.9% but less than 36.1%, (iv) 3.0 shares if our annual common stock price volatility is at least 16.5% but less than 24.9%, (v) 3.5 shares if our annual common stock price volatility is at least 7.9% but less than 16.5% and (vi) 4 shares if our annual common stock price volatility is less than 7.9%.

AWARDS

The 2008 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, performance bonus awards, and performance-based awards. Except as described below with regard to our 2008 Independent Director Equity Compensation Policy, no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2008 Plan. See the Summary Compensation Table and Grants of Plan-Based Awards Table, above, for information on awards granted under our Amended and Restated 1999 Equity Incentive Plan to our named executive officers identified in those tables.

Stock Options. Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2008 Plan. The option exercise price of all stock options granted pursuant to the 2008 Plan will not be less than 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the administrator of the 2008 Plan, but in no event may a stock option have a term extending beyond the seventh anniversary of the date of grant. Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of our stock will have an exercise price that is not less than 110% of the fair market value of our common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Restricted Stock. Restricted stock awards may be granted pursuant to the 2008 Plan. A restricted stock award is the grant of shares of our common stock at a price determined by the administrator (including zero) that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator.

Restricted Stock Units. Restricted stock units may be granted pursuant to the 2008 Plan. A restricted stock unit award provides for the issuance of common stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The vesting and maturity dates will be established at the time of grant, and may provide for the deferral of receipt of the common stock beyond the vesting date. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of common stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The administrator will specify the purchase price, if any, to be paid by the participant to us for such shares of common stock.

Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to (i) the excess of (A) the fair market value of a share of our common stock on the date of exercise of the SAR over (B) the fair market value of a share of our common stock on the date of grant of the SAR, multiplied by (ii) the aggregate number of shares of common stock subject to the SAR. Such payment will be in the form of cash, our common stock or a combination of cash and our common stock, as determined by the administrator, and SARs settled in our common stock shall satisfy all of the restrictions imposed by the 2008 Plan upon stock option grants. Each SAR must be evidenced by a written award agreement with terms and conditions consistent with the 2008 Plan. The administrator determines the time or times at which a SAR may be exercised in whole or in part, provided that the term of any SAR shall not exceed seven years.

Performance Shares. Awards of performance shares are denominated in a number of shares of our common stock and may be linked to any one or more performance criteria determined appropriate by the administrator, in each case on a specified date or dates or over any period or periods determined by the administrator.

Performance Stock Units. Awards of performance stock units are denominated in unit equivalent of shares of our common stock and/or units of value, including dollar value of shares of common stock, and may be linked to any one or more performance criteria determined appropriate by the administrator, in each case on a specified date or dates or over any period or periods determined by the administrator.

Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or our common stock) of dividends paid on our common stock. Dividend equivalents represent the value of the dividends per share of our common stock paid by us, calculated with reference to the number of shares our common stock that are subject to any award other than an option or SAR held by a participant. Dividend equivalents are converted to cash or additional shares of our common stock by such formula and at such time subject to such limitations as may be determined by the administrator. Dividend equivalents cannot be granted with respect to options or SARs.

Stock Payments. Stock payments include payments in the form of our common stock, options or other rights to purchase common stock made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the administrator and may be based upon performance criteria determined appropriate by the administrator, determined on the date such stock payment is made or on any date thereafter.

Deferred stock. Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the administrator. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or performance criteria set by the administrator, and unless otherwise provided by the administrator, recipients of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the stock underlying the deferred stock award has been issued.

Performance Bonus Awards. Any participant selected by the administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the administrator and relate to any one or more performance criteria determined appropriate by the administrator on a specified date or dates or over any period or periods determined by the administrator. Any such cash bonus paid to a “covered employee” within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

Performance-Based Awards. The administrator may grant awards, including cash awards, to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the administrator for the period are satisfied. With regard to a particular performance period, the administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by us or any qualifying subsidiaries on the date the performance-based award is paid to be eligible for a performance-based award for any period. Stock options and SARs granted by a qualifying compensation committee under the 2008 Plan will generally satisfy the exception for qualified performance-based compensation since the plan sets forth the maximum number of shares of common stock which may be subject to awards granted to any one participant during any calendar year and the per share exercise price of options and SARs must be at least equal to the fair market value of a share of our common stock on the date of grant.

Pre-established performance goals for awards intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of our common stock, market share, subscription gross additions, subscription net additions, cumulative subscriptions, churn rate, subscription acquisition cost and revenue per subscription, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Payment. The administrator of the 2008 Plan will determine the methods by which payments by any award holder with respect to any awards may be paid, the form of payment, including, without limitation: (1) cash, (2) shares of common stock held for such period of time as may be required by the administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required, or (3) other property acceptable to the administrator (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale). The 2008 Plan does not permit us to make or arrange for loans as a method of payment for any award.

Full Value Award limitations/Vesting Restrictions. Full Value Awards that vest solely based on the passage of time must vest over a period of not less than three years and performance vesting Full Value Awards must vest over a period of not less than one year. The Full Value Awards may vest in installments over the applicable time period. The vesting limitations do not apply to a limited basket consisting of up to 10% of the shares of our common stock available for issuance under the 2008 Plan.

Upon the grant of an award, the administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events without limitation as to the number of shares. Following the grant of an award, the administrator may also provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, in connection with a change in control (as defined in the 2008 Plan) or in connection with a holder’s termination of employment or service by reason of the holder’s retirement, death or disability. In addition, at any time and for any reason after the grant of an award, the administrator may also provide that the period during which outstanding awards will vest or become exercisable will accelerate, in whole or in part, with respect to an aggregate number of shares not to exceed 10% of the total number of shares available for awards under the 2008 Plan.

Transferability of awards. No right or interest of a participant in any award granted under the 2008 Plan may be pledged, encumbered, or subject to any lien, obligation or liability of the participant to any other party other than us or our subsidiary. Awards cannot be assigned, transferred or otherwise disposed of by a participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the administrator. The administrator may provide in any award agreement that an award may be transferred to certain persons or entities related to a participant in the 2008 Plan, including but not limited to members of the participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly permitted by the administrator. Such permitted assignees shall be bound by and subject to such terms and conditions as determined by the administrator. Notwithstanding the foregoing, no awards may be transferred for consideration to third parties.

Independent Director Compensation. Pursuant to our 2008 Independent Director Equity Compensation Policy, adopted by the Board, non-employee directors are eligible for automatic grants of non-qualified stock options and restricted stock awards upon initial election or appointment and for continued service on the Board . See “Director Compensation” above for more information on our 2008 Independent Director Equity Compensation Policy. Awards granted under the 2008 Independent Director Equity Compensation Policy, or any subsequently adopted policy, are subject to all of the limitations for awards set forth in the 2008 Plan and as described in this proposal.

QUALIFIED PERFORMANCE-BASED COMPENSATION

Section 162(m) of the Code generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1.0 million in any taxable year of the corporation. Certain types of compensation, including “qualified performance-based compensation,” are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

•	The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

•	The performance goals must be established by a compensation committee comprised of two or more “outside directors”;

•	The material terms of the performance goals must be disclosed to and approved by the shareholders; and

•	The compensation committee of “outside directors” must certify that the performance goals have indeed been met prior to payment.

Section 162(m) contains a special rule for stock options and SARs which provides that stock options and SARs will satisfy the qualified performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. The 2008 Plan has been designed to permit the Compensation Committee of the Board to grant stock options, SARs and other awards which will qualify as qualified performance-based compensation under Section 162(m) of the Code.

ADJUSTMENTS

Certain transactions with our stockholders not involving our receipt of consideration, such as the combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) or any other transaction other than an equity restructuring may affect the share price of our common stock. In the event that this occurs, the Board will make such equitable adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change. Such adjustments may include a change in the aggregate number and kind of shares that may be issued under the 2008 Plan, the terms and conditions of any outstanding awards, and the grant or exercise price per share for any outstanding awards under the 2008 Plan. Any adjustment affecting an award intended as qualified performance-based compensation must be made consistent with the requirements of Section 162(m) of the Code.

If there is any other combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or other change affecting the shares of common stock or the share price of the common stock (other than an event described in the preceding paragraph), the Board may, in its discretion:

•

provide for the termination of any award in exchange for an amount of cash (if any) and/or other property equal to the amount that would have been attained upon the exercise of such Award or realization of the participant’s rights;

•	provide for the replacement of any award with other rights or property selected by the Board in its sole discretion;

•

make adjustments (i) in the number and type of shares of our common stock (or other securities or property) subject to outstanding awards or in the number and type of shares of restricted stock or deferred stock or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding rights, options and awards or future rights, options and awards;

•

provide that any surviving corporation (or its parent or subsidiary) shall assume awards outstanding under the 2008 Plan or shall substitute similar awards for those outstanding under the 2008 Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards;

•	provide that all awards shall be exercisable, payable or fully vested as to all shares of our common stock covered thereby; or

•	provide that any outstanding award cannot vest, be exercised, or become payable after such event.

EFFECT OF A CHANGE IN CONTROL

Outstanding awards do not automatically terminate in the event of a change in control. A “change in control” generally means a sale or other disposition of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but the shares of our common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property. In the event of a change in control, any surviving corporation or acquiring corporation must either assume or continue outstanding awards or substitute similar awards. If it does not do so, then with respect to awards held by participants whose service has not terminated, the vesting of such awards (and, if applicable, the time during which such Awards may be exercised) will be accelerated in full and all forfeiture restrictions on such awards shall lapse. The unexercised portion of all outstanding awards may terminate upon the change in control. The acceleration of an award in the event of a change in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

If a participant terminates service with us within thirteen (13) months of a change in control due to an involuntary termination without cause or a voluntary termination due to constructive termination by us, then that participant’s vesting and exercisability of all awards held by the participant will be accelerated, or any reacquisition or repurchase rights held by us with respect to the award will lapse, as set forth below. With respect to a participant who is an officer with the title of vice president or above or a member of the Board at the time of such termination, fifty percent of the unvested shares covered by the awards will vest and become exercisable (or reacquisition or repurchase rights held by us will lapse with respect to fifty percent of the shares still subject to such rights) as of the date of termination. For all other participants twenty-five percent (25%) of the unvested shares will either vest and become exercisable (or reacquisition or repurchase rights held by us will lapse) as of the date of termination.

No adjustment will be authorized to the extent that it causes a qualified performance-based compensation award to fail to qualify as such, violate Section 422(b)(1) of the Code, result in short-swing profits under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 under the Exchange Act of 1934, as amended, unless the Board determines that the award is not to comply with such exemptive conditions.

All outstanding awards will terminate immediately in the event of a dissolution or liquidation of our company, prior to that event.

AMENDMENT AND TERMINATION

No awards may be granted pursuant to the 2008 Plan on or after the tenth anniversary of the date our stockholders approve the 2008 Plan. In addition, the Board may terminate, amend, or modify the 2008 Plan at any time; however, stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2008 Plan, to permit the Board to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond seven years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2008 Plan in connection with certain changes in capital structure, we may not offer to buy out an option or stock appreciation right for a payment in cash and no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of the 2008 Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2008 Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2008 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

Section 409A of the Code. Certain types of awards under the 2008 Plan, including deferred stock and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2008 Plan and awards granted under the plan will be structured and interpreted to comply with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the administrator, the 2008 Plan and applicable award agreements may be amended to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

Non-Qualified Stock Options. For federal income tax purposes, if participants are granted non-qualified stock options under the 2008 Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of our common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to us, unless participants dispose of the shares of common stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Restricted Stock. For federal income tax purposes, the grantee generally will not have taxable income on the grant of restricted stock, nor will we then be entitled to any deduction, unless the grantee makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the grantee generally will recognize ordinary income, and we will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares of common stock received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the grantee in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the grantee realized as ordinary income.

Performance Shares. The grantee generally will not realize taxable income at the time of the grant of the performance shares, and we will not be entitled to a deduction at that time. When the award is paid, whether in cash or common stock, the grantee will have ordinary income, and we will be entitled to a corresponding deduction.

Performance Stock Units. The grantee generally will not realize taxable income at the time of the grant of the performance stock units, and we will not be entitled to a deduction at that time. When the award is paid, whether in cash or common stock, the grantee will have ordinary income, and we will be entitled to a corresponding deduction.

Dividend Equivalents. The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. If the grantee receives a stock payment in lieu of a cash payment that would otherwise have been made, he or she generally will be taxed as if the cash payment has been received, and we will have a deduction in the same amount.

Deferred Stock. The grantee generally will not have taxable income upon the issuance of the deferred stock and we will not then be entitled to a deduction. However, when deferred stock vests and is issued to the grantee, he or she will realize ordinary income and we will be entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, for the deferred stock.

Restricted Stock Units. The grantee generally will not realize taxable income at the time of the grant of the restricted stock units, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the grantee will have ordinary income, and we will be entitled to a corresponding deduction.

Section 162(m) of the Code. As described above, in general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1.0 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m) of the Code, the deduction limit does not apply to certain “qualified performance-based compensation.”

In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

•	The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

•	The performance goals must be established by a compensation committee comprised of two or more “outside directors”;

•	The material terms of the performance goals must be disclosed to and approved by the shareholders; and

•	The compensation committee of “outside directors” must certify that the performance goals have indeed been met prior to payment.

Pursuant to a special rule under Section 162(m), stock options and stock appreciation rights will satisfy the “qualified performance-based compensation” exception if (1) the awards are made by a qualifying compensation committee, (2) the plan sets the maximum number of shares that can be granted to any person within a specified period and (3) the compensation is based solely on an increase in the stock price after the grant date. The 2008 Plan has been designed to permit the administrator to grant stock options and stock appreciation rights which will qualify as “qualified performance-based compensation.” In addition, performance-based awards are intended to qualify as “qualified performance-based compensation.”

NEW PLAN BENEFITS

All future grants under the 2008 Plan are within the discretion of the administrator and the benefits of such grants are, therefore, not determinable. No Awards or Grants have been made under the 2008 Plan.

VOTE REQUIRED

Adoption of the 2008 Plan requires approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on PROPOSAL 3 at the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED 1999 EMPLOYEE STOCK PURCHASE PLAN

We are asking you to approve the Amended and Restated 1999 Employee Stock Purchase Plan (the “1999 Plan”). Our Board has adopted, subject to stockholder approval, the 1999 Plan for the benefit of our employees and the employees of our designated affiliates. The affirmative vote of a majority of the total votes cast on PROPOSAL 4 at the Annual Meeting will be required to ratify the 1999 Plan.

INTRODUCTION

The purpose of the 1999 Plan is to provide a means by which our employees and employees of our designated affiliates may be given an opportunity to purchase shares of our common stock . Through the 1999 Plan, we seek to retain the services of employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our and our affiliates’ success.

The amendment and restatement of the 1999 Plan extends the date the 1999 Plan terminates to the tenth anniversary of the stockholder approval of the 1999 Plan and increases the number of shares of our common stock reserved for issuance under the 1999 Plan by 4,500,000 shares. Prior to the amendment and restatement of the 1999 Plan, 4,000,000 shares of our common stock were available for issuance under the 1999 Plan, and 3,800,766 shares of our common stock were purchased under the 1999 Plan since its adoption in July 1999. Our Board approved the 1999 Plan, as amended and restated, to be effective on August 6, 2008 and after stockholder approval.

The following summarizes the terms of the 1999 Plan, as amended and restated, and this summary is qualified in its entirety by reference to the full text of the 1999 Plan, which is attached as Appendix B to this Proxy Statement, and the Amended and Restated 1999 Employee Stock Purchase Plan Offering Document, which is filed as Exhibit 10.6 to our Form 10-K filed with the Securities and Exchange Commission on April 15, 2008.

As of May 12, 2008, there were approximately 496 employees and 1 employee-director eligible to participate in the 1999 Plan.

ADMINISTRATION

The 1999 Plan may be administered by the full Board or by a committee of the Board. The administrator has the discretionary authority to administer the 1999 Plan and determines when and how rights to purchase shares of our common stock are granted and the provisions of each offering under the 1999 Plan. The administrator may also designate which of our affiliates may participate in the 1999 Plan, construe and interpret the 1999 Plan and the rights granted under the 1999 Plan and amend the 1999 Plan. The committee of the Board that administers the 1999 Plan may delegate its duties to a subcommittee of non-employee members of the Board. The Board may abolish the committee or subcommittee administering the 1999 Plan and revest in itself the administration of the 1999 Plan.

SHARES SUBJECT TO THE 1999 PLAN

The maximum number of shares of our common stock that may be issued under the 1999 Plan is 8,500,000. The shares subject to any rights granted under the 1999 Plan which terminates without being exercised again become available for issuance under the 1999 Plan. The shares of our common stock subject to the 1999 Plan may be unissued shares or shares that have been purchased on the open market.

ELIGIBILITY

Rights under the 1999 Plan may be granted only to our employees and to employees of our affiliates designated by the administrator. All our employees and employees of our affiliates that are incorporated in the United States are granted rights to purchase shares of our common stock under the 1999 Plan on the first day of each offering provided that the employee has been continuously employed by us or by our affiliate for at least ten (10) days on such date. However, no Employee will be eligible for a grant of rights under the 1999 Plan if immediately after such rights are granted the employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our stock or the stock of any of our affiliates. Additionally, part-time or seasonal employees whose customary employment is twenty (20) hours or less per week or not more than five (5) months per calendar year will not be granted rights to purchase our common stock under the 1999 Plan. An employee may not be granted rights to purchase shares of our common stock at a rate that exceeds $25,000 of the fair market value of such shares, as determined on the first day of the applicable offering, during each calendar year during which the rights remain outstanding. No employee may purchase more than 20,000 shares of our common stock during any offering.

OFFERING

The 1999 Plan is implemented by a series of consecutive offerings of twelve months duration, with the current offering having commenced January 2, 2008 and the next offering scheduled to commence January 1, 2009. Each offering consists of two consecutive purchase periods of approximately six months duration, provided, that the current purchase period is eight (8) months in duration and scheduled to end August 31, 2008 with the next purchase period being four (4) months in duration and ending December 31, 2008. The last day of each purchase period is designated a purchase date.

If the fair market value of our common stock on the first purchase date of an offering is less than the fair market value at the beginning of the offering, a new twelve month offering will automatically begin on the first business day following the purchase date, provided, that if the fair market value of our common stock on August 31, 2008 is lower than the fair market value of our common stock on January 2, 2008, a new ten month offering will automatically begin on September 1, 2008.

PURCHASE PRICE

The purchase price of the shares of our common stock purchased pursuant to rights granted under the 1999 Plan will be the lesser of 85% of the fair market value of our common stock on either the first day of the offering or the last day of the purchase period during which such rights were granted. The fair market value of our common stock is determined in good faith by the administrator. For as long as our common stock is listed on any established stock exchange or traded on a national market system, then the fair market value of our common stock will be the closing sales price (rounded up where necessary to the nearest whole cent) for our common stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in our common stock) on the relevant determination date, as reported in The Wall Street Journal or such other source as the administrator deems reliable.

PARTICIPATION

Each of our employees and the employees of our affiliates based in the United States may participate at the beginning of an offering by delivering an agreement to us authorizing payroll deductions in whole percentages between one percent (1%) and fifteen percent (15%) of such employee’s total compensation at least ten (10) days prior to the first day of the offering. In addition, each employee who first becomes eligible to participate in the 1999 Plan after ten (10) days before the start of an offering may elect to participate in the second purchase period of such offering, if any, if that employee delivers an agreement authorizing payroll deductions at least ten (10) days prior to the first day of the purchase period.

Participants in the 1999 Plan may not increase their payroll deductions during a purchase period; however, the participants may increase or decrease their payroll deductions prior to the start of any offering or purchase period. A participant may reduce his or her payroll deductions only once during a purchase period. A Participant may withdraw his or her payroll deductions at any time during, but at least ten (10) days prior to the end of, a purchase period. Absent such withdrawal, each participant’s accumulated payroll deductions will be used to purchase shares of our common stock on the last day of each purchase period. Participants at the end of any offering are automatically enrolled in the next offering under the 1999 Plan.

If a participant’s employment terminates for any reason any rights granted under the 1999 Plan terminate immediately, unless a post-employment participation period is required by law, and we will distribute any accumulated payroll deductions to such terminated employee. A participant may file a written designation of a beneficiary who is to receive any shares of our common stock and/or accumulated payroll deductions held in the participant’s account under the 1999 Plan in the event of the participant’s death. In the event that no beneficiary has been so designated, we will deliver any shares of our common stock and/or accumulated payroll deductions to the executor or administrator of the estate of the participant. If there is no such executor or administrator (to our knowledge), we may deliver shares of our common stock and/or accumulated payroll deductions to the either the spouse, any one or more dependents or relatives to the participant, or if none are known to us, to such other person as we may designate.

ADJUSTMENTS

In the event that any change is made in the shares of our common stock subject to the 1999 Plan, or subject to any right granted under the 1999 Plan, without the receipt of consideration by us (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by us), the 1999 Plan will be appropriately adjusted in the class(es) and maximum number of shares of our common stock subject to the 1999

Plan and the outstanding rights under the 1999 Plan will be appropriately adjusted in the class(es), number of shares of our common stock and purchase limits of such outstanding rights. The administrator will make any such adjustments, and its determination will be final, binding and conclusive. The conversion of any convertible securities will not be treated as a transaction that does not involve the receipt of consideration by us.

EFFECT OF A CHANGE IN CONTROL

In the event of certain changes of control of our company, any surviving or acquiring corporation will assume rights to purchase our common stock outstanding under the 1999 Plan or will substitute similar rights, or such rights may continue in full force and effect or the participants’ accumulated payroll deductions may be used to purchase shares of our common stock immediately prior to the change of control under the ongoing offering and any rights will thereafter be terminated.

AMENDMENT AND TERMINATION

If approved, the 1999 Plan will automatically terminate on the tenth anniversary of stockholder approval. Additionally, the Board may amend, suspend or terminate the 1999 Plan at any time. However, the Board may not, without prior stockholder approval, amend the 1999 Plan in any manner that would require stockholder approval to comply with any applicable laws, regulations or rules.

FEDERAL INCOME TAX CONSEQUENCES

Generally, no federal income tax consequences will arise at the time an employee purchases our common stock under the 1999 Plan. If an employee disposes of our common stock purchased under the 1999 Plan less than one year after the common stock is purchased or within two years of the first day of the applicable offering, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of our common stock at the time of purchase and the amount paid by the employee for the common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in our common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

If an employee does not dispose of our common stock purchased under the 1999 Plan until at least one year after the common stock is purchased and at least two years after the first day of the offering, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of our common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of our common stock on the first day of the offering over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in our common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

We generally will not be entitled to a tax deduction with respect to the common stock purchased by an employee under the 1999 Plan, unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the first day of offering, in which case we will generally be entitled to a tax deduction corresponding to the amount of ordinary income recognized by the employee.

NEW PLAN BENEFITS

Shares of our common stock were purchased during the last purchase period, which began on July 1, 2007 and ended on December 31, 2007, at a purchase price of $4.32 in the amounts of shares as follows: Thomas S. Rogers, Chief Executive Officer and President – 0 shares; Jim Barton, Chief Technology Officer and Senior Vice President – 0 shares; Cal Hoagland, Interim Chief Financial Officer – 0 shares; Nancy Kato, Senior Vice President, Human Resources – 1,545 shares; Jeff Klugman, Senior Vice President, General Manager of Service Provider and Advertising Engineering Division – 0 shares; Mark Roberts, Senior Vice President, Consumer Products and Information – 0 shares; Matthew Zinn, Senior Vice President, General Counsel and Chief Privacy Officer – 0 shares; Non-Executive Director Group – 0 shares; and Non-Executive Employee Group – 356,785 shares.

Mr. Hoagland was not eligible to participate in the 1999 Plan during the last purchase period. Messrs. Rogers, Barton, Klugman, Roberts and Zinn were not eligible to purchase shares under the 1999 Plan during the last purchase period because during the purchase period that commenced on January 1, 2007 and ended on June 30, 2007, each purchased shares of our common stock having a fair market value of approximately $25,000, as determined on the first day of the offering, which is the maximum amount that can be purchased under the 1999 Plan during any calendar year.

No current directors who are not employees will receive any benefit under the 1999 Plan. The benefits that will be received under the 1999 Plan by our executive officers and by all eligible employees are not currently determinable.

VOTE REQUIRED

Adoption of the amended and restated 1999 Plan requires approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on PROPOSAL 4 at the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE IN

FAVOR OF PROPOSAL 4.

OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange requires TiVo’s directors and executive officers and persons who own more than ten percent of a registered class of TiVo ‘s equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of TiVo. Reporting Persons are required by SEC regulation to furnish TiVo with copies of all Section 16(a) forms they file.

To TiVo’s knowledge, based solely on a review of the copies of such reports furnished to TiVo and written representations from certain Reporting Persons that no other reports were required, TiVo believes that during fiscal year 2008 all Reporting Persons complied with all applicable filing requirements, except that one Form 4 each for Mr. Rogers and Ms. Kato were filed late with respect to the reporting of shares surrendered to pay taxes applicable to vesting of restricted stock.

INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so that information should be considered as part of the filing that you are reading. Portions of this proxy statement are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended January 31, 2008. Based on SEC regulations, the “Report of the Audit Committee” and the “Report of the Compensation Committee of the Board of Directors on Executive Compensation” in this proxy statement shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that we specifically incorporate those sections by reference into a document under the Securities Act or the Securities Exchange Act.

This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

This proxy statement is sent to you as part of the proxy materials for the 2008 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of TiVo stock.

AVAILABILITY OF ADDITIONAL INFORMATION

Copies of TiVo’s Annual Report on Form 10-K for the fiscal year ended January 31, 2008 have been distributed to stockholders entitled to vote at our 2008 Annual Meeting of Stockholders. Additional copies and additional information, including the Annual Report on Form 10-K filed with the SEC, are available without charge from Investor Relations, 2160 Gold Street, P.O. Box 2160, Alviso, CA 95002. The annual report, proxy statement, and Form 10-K are also available on TiVo’s website at www.tivo.com/ir.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL STOCKHOLDERS’ MEETING

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for TiVo’s 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act is January 31, 2009. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must give timely notice thereof in writing to our Corporate Secretary. To be timely, a stockholder’s proposal or nomination must be delivered to or mailed and received at the principal executive offices of the Company no later than the close of business on May 8, 2009 nor earlier than the close of business on April 8, 2009, and must otherwise satisfy the requirements of TiVo’s Amended & Restated Bylaws. If the date of the 2009 Annual Meeting changes by more than thirty (30) days from the date of the 2008 Annual Meeting, a stockholder’s proposal or nomination must be delivered to or mailed and received at our principal executive offices no later than ten (10) calendar days following the first public announcement of the revised date of the 2009 Annual Meeting. A stockholder’s notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the 2009 Annual Meeting:

•	a brief description of the business desired to be brought before the 2009 Annual Meeting and the reasons for conducting the business at the 2009 Annual Meeting;

•	the name and address, as they appear on the corporation’s books, of the stockholder proposing the business;

•	the class and number of shares of TiVo stock which are beneficially owned by the stockholder;

•	any material interest of the stockholder in the business; and

•	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act in his capacity as a proponent to a stockholder proposal.

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in TiVo’s Amended & Restated Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in TiVo’s Amended & Restated Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations, TiVo Inc., 2160 Gold Street, P.O. Box 2160, Alviso, CA 95002, or contact Investor Relations by telephone at (408) 519-9677. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or Investor Relations.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the 2008 Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote on such matters in accordance with the recommendation of the Board, if no recommendation is given, in their own discretion. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Thomas Rogers
Thomas Rogers
Chief Executive Officer and President

Alviso, California

May 30, 2008

APPENDIX A

TIVO INC.

2008 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the TiVo Inc. 2008 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of TiVo Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Cause” means (a) conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that a Participant has committed a felony under the laws of the United States, of any applicable foreign jurisdiction or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company or a Subsidiary; (b) material breach of any agreement entered into between the Participant and the Company or a Subsidiary that impairs the Company’s or the Subsidiary’s interest therein; (c) willful misconduct, significant failure of the Participant to perform the Participant’s duties, or gross neglect by the Participant of the Participant’s duties; or (d) engagement in any activity that constitutes a material conflict of interest with the Company or any Subsidiary.

2.5 “Change in Control” means: (a) a dissolution or liquidation of the Company; (b) a sale of all or substantially all of the assets of the Company; (c) a sale by the stockholders of the Company of the voting stock of the Company to another corporation or its subsidiaries that results in the ownership by such corporation and/or its subsidiaries of eighty percent (80%) or more of the combined voting power of all classes of the voting stock of the Company entitled to vote; (d) a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation of a Subsidiary of the Company and in which, in either case, beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors has changed; (e) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors has changed or (f) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; or (g) for any reason during any period of two (2) consecutive years a majority of the Board is constituted by individuals other than (1) individuals who were directors immediately prior to the beginning of such period, and (2) new directors whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors immediately prior to the beginning of the period or whose election or nomination for election was previously so approved.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in this Section 2.5 with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code.

2.6 “Code” means the Internal Revenue Code of 1986, as amended.

2.7 “Committee” means the committee of the Board described in Article 13.

2.8 “Constructive Termination” means the occurrence of any of the following events or conditions: (a) (i) a change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Participant’s status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; (ii) the assignment to the Participant of any duties or responsibilities which are inconsistent with the Participant’s status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; or (iii) any removal of the Participant from or failure to reappoint or reelect the Participant to any of such offices or positions, except in connection with the termination of the Participant’s Continuous Service for Cause, as a result of the Participant’s Disability or death or by the Participant other than as a result of Constructive Termination; (b) a reduction in the Participant’s annual base compensation or any failure to pay the Participant any compensation or benefits to which the Participant is entitled within five (5) days of the date due; (c) the Company’s requiring the Participant to relocate to any place outside a fifty (50) mile radius of the Participant’s current work site, except for reasonably required travel on the business of the Company or its Subsidiaries which is not materially greater than such travel requirements prior to the Change in Control; (d) the failure by the Company to (i) continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the Participant was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Participant, or (ii) provide the Participant with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Participant was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; (e) any material breach by the Company of any provision of an agreement between the Company and the Participant, whether pursuant to this Plan or otherwise, other than a breach which is cured by the Company within fifteen (15) days following notice by the Participant of such breach; or (f) the failure of the Company to obtain an agreement, satisfactory to the Participant, from any successors and assigns to assume and agree to perform the obligations created under this Plan.

2.9 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

2.10 “Continuous Service” means that the Participant’s service with the Company or a Subsidiary, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of a Subsidiary or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

2.11 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.12 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

2.13 “Designated Participant” means (a) an Employee with the title of Vice President or higher or (b) a Director.

2.14 “Director” means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.15 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.16 “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17 “Effective Date” shall have the meaning set forth in Section 14.1.

2.18 “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

2.19 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.20 “Equity Restructuring” shall mean a nonreciprocal transaction between the company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22 “Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.23 “Full Value Award” means any Award other than an Option or Stock Appreciation Right.

2.24 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.25 “Independent Director” means a Director of the Company who is not an Employee.

2.26 “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.27 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.28 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.29 “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.30 “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Section 8.7, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.31 “Performance Bonus Award” has the meaning set forth in Section 8.7.

2.32 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, market share, subscription gross additions, subscription net additions, cumulative subscriptions, churn rate, subscription acquisition cost and revenue per subscription, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.33 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.34 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.35 “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.36 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.37 “Plan” means this TiVo Inc. 2008 Equity Incentive Award Plan, as it may be amended from time to time.

2.38 “Prior Plan” means the TiVo Inc. Amended and Restated 1999 Equity Incentive Plan, as it may be amended from time to time.

2.39 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.40 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.41 “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.42 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.43 “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

2.44 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.45 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4.

2.46 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 12, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is (i) 5,400,000 plus (ii) that number of shares that are subject to equity awards granted under the Prior Plan which are outstanding as of May 12, 2008 and thereafter terminate, expire, lapse or are forfeited for any reason and which following the termination, expiration, lapse or forfeiture of such awards do not again become available for issuance under the Prior Plan; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.5 shares for each share of Stock delivered in settlement of any Full Value Award and, provided further, that no more than 28,934,415 shares of Stock may be issued upon the exercise of Incentive Stock Options. The aggregate number of shares of Stock subject to outstanding awards under the Prior Plan as of May 12, 2008 was 23,534,415, accordingly, the total number of shares of Stock in the preceding sentence shall not exceed 28,934,415.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan; provided, however, that the number of shares that shall again be available for the grant of an Award pursuant to the Plan shall be increased by 1.5 shares for each share of Stock subject to a Full Value Award at the time such Full Value Award terminates, expires, lapses or is forfeited for any reason. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code, and the following shares of Stock shall not be added back to the shares authorized for grant under this Section 3.1: (i) shares of Stock tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) shares of Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares of Stock that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 3,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $5,000,000.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed seven years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Except as limited by the requirements of Section 409A of the Code or Section 422 of the Code and the regulations and rulings thereunder, the Committee may extend the term of any outstanding Option, and may extend the time during which vested Options may be exercised, in connection with any termination of Continuous Service of the Participant, and may amend any other term or condition of such Option relating to such a termination of Continuous Service.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

(a) Expiration. Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Seven years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) Three months after the Participant’s termination of employment as an Employee; and

(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2 Issuance and Restrictions. Subject to Section 11.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose

(including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 11.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the per share Fair Market Value on the date the Stock Appreciation Right is granted. The term of each Stock Appreciation Right shall be no more than seven years from the date of grant thereof. A Stock Appreciation Right shall be subject to such other terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2 Payment and Limitations on Exercise.

(a) Subject to Sections 7.2(b) payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Dividend Equivalents. Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award other than an Option or Stock Appreciation Right, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. For the avoidance of doubt, Dividend Equivalents shall not be granted with respect to Options or Stock Appreciation Rights.

8.4 Stock Payments. Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5 Deferred Stock. Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the

Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 11.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock award has vested and the Stock underlying the Deferred Stock award has been issued.

8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 11.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee; provided, that such dates and such election shall be subject to compliance with Section 409A of the Code. On the maturity date, the Company shall, subject to Section 11.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.7 Performance Bonus Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 11.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10 Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units

may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such

Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

INDEPENDENT DIRECTOR AWARDS

The Committee may grant Awards to Independent Directors, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the “Independent Director Equity Compensation Policy”). The Independent Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion. For the avoidance of doubt, Awards granted to Independent Directors shall be subject to all of the limitations set forth in the Plan.

ARTICLE 11.

PROVISIONS APPLICABLE TO AWARDS

11.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

11.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. Notwithstanding anything herein to the contrary, no Award may be transferred by a Participant to a third-party for consideration absent stockholder approval.

11.4 Beneficiaries. Notwithstanding Section 11.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

11.5 Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.6 Full Value Award Vesting Limitations.

(a) Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 10% of the shares of Stock available pursuant to Section 3.1 may be granted to any one or more Participants without respect to such minimum vesting provisions.

(b) Following the grant of an Award, the Committee, in its discretion and on whatever terms and conditions it selects, may provide that the period during which an Award vests or becomes exercisable will accelerate, in whole or in part, in connection with a change in ownership or control of the Company or a holder’s termination of employment or service by reason of the holder’s retirement, death or disability. In addition, the Committee may accelerate the vesting or exercisability of an aggregate number of shares of Stock not to exceed 10% of the maximum aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan at any time and for any reason. Except as permitted under this Section 11.6, the Committee shall not exercise any discretion to accelerate the vesting or exercisability of any Award after the grant date of such Award. Nothing in this Section 11.6 shall be construed to limit or restrict the Committee’s authority to establish the terms of an Award at the time of grant, including the events or conditions upon which the vesting or exercisability of an Award may accelerate.

11.7 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 12.

CHANGES IN CAPITAL STRUCTURE

12.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock other than an Equity Restructuring, the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 12.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.1(a) and 12.1(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 12.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii) The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).

12.2 Change in Control.

(a) In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(b) In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a sale by the stockholders of the Company of the voting stock of the Company to another corporation and/or its subsidiaries that results in the ownership by such corporation and/or its subsidiaries of eighty percent (80%) or more of the combined voting power of all classes of the voting stock of the Company entitled to vote; (iii) a merger or consolidation in which the Company is not the surviving corporation or (iv) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Awards outstanding under the Plan or shall substitute similar awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12.2) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, then with respect to Awards held by Participants whose Continuous Service has not terminated, the vesting of such Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full, and the Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Awards outstanding under the Plan, such Awards shall terminate if not exercised (if applicable) prior to such event.

(c) Notwithstanding any other provisions of this Plan to the contrary other than Section 12.3 or 12.4 below, in the event of a Change in Control and if within thirteen (13) months after the date of such Change in Control the Continuous Service of a Participant terminates due to an involuntary termination (not including death or Disability) without Cause or a voluntary termination by the Participant due to a Constructive Termination, then the vesting and exercisability of all Awards held by such Participant shall be accelerated, or any reacquisition or repurchase rights held by the Company with respect to a Award shall lapse, as follows. With respect to those Awards held by a Participant who is a Designated Participant at the time of such termination, fifty percent (50%) of the unvested shares covered by such Awards shall vest and become exercisable (or reacquisition or repurchase rights held by the Company shall lapse with respect to fifty percent (50%) of the shares still subject to such rights, as appropriate) as of the date of such termination. With respect to those Awards held by all other Participants, twenty-five percent (25%) of the unvested shares covered by such Awards shall vest and become exercisable (or reacquisition or repurchase rights held by the Company shall lapse with respect to twenty-five percent (25%) of the unvested shares still subject to such rights, as appropriate) as of the date of such termination.

12.3 Qualified Performance-Based Compensation. With respect to Awards which are granted to Covered Employees and are intended to qualify as Qualified Performance-Based Compensation, no adjustment or action described in Section 12.1 or 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Qualified Performance-Based Compensation, unless the Committee determines that the Award should not so qualify. No adjustment or action described in Section 12.1 or 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 under the Exchange Act unless the Committee determines that the Award is not to comply with such exemptive conditions.

12.4 Section 409A. No action shall be taken under Section 12.1 or 12.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

12.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

12.6 Restrictions on Exercise. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

ARTICLE 13.

ADMINISTRATION

13.1 Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the Nasdaq Stock Market (or other principal securities market on which shares of Stock are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its independent members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the independent members of the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

13.2 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

13.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

13.5 Delegation of Authority. To the extent permitted by applicable law, the Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 14.

EFFECTIVE AND EXPIRATION DATE

14.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it is approved either:

(a) By a majority of the votes cast at a duly held stockholder’s meeting at which a quorum representing a representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the plan; or

(b) By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.

14.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 15.

AMENDMENT, MODIFICATION, AND TERMINATION

15.1 Amendment, Modification, and Termination. Subject to Section 16.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 12), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or Stock Appreciation Right beyond seven years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or Stock Appreciation Right may be amended to reduce the per share exercise price of the shares subject to such Option or Stock Appreciation Right below the per share exercise price as of the date the Option or Stock Appreciation Right is granted and, except as permitted by Article 12, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option, Stock Appreciation Right or other Award. Further notwithstanding any provision in this Plan to the contrary, except as permitted by Article 12, absent the approval of the stockholders of the Company, the Committee shall not offer to buyout for a payment in cash, an Option or Stock Appreciation Right previously granted.

15.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 16.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 16.

GENERAL PROVISIONS

16.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

16.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

16.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

16.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

16.14 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of TiVo Inc. on                     , 2008.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of TiVo Inc. on                     , 2008.

Executed on this      day of                     , 2008.

Corporate Secretary

APPENDIX B

AMENDED PLAN AND OFFERING DOCUMENT

TIVO INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

Adopted by Board of Directors July 14, 1999

Approved by Stockholders July 14, 1999

Amended and Restated by Board of Directors August 15, 2002

Stockholder Approval Not Required

Amended and Restated by Board of Directors December 8, 2004

Stockholder Approval Not Required

Amended and Restated by Board of Directors May 7, 2008

Approved by Stockholders August [    ], 2008

1.	Purpose.

(a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

(b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

2.	Definitions.

(a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the United States Internal Revenue Code of 1986, as amended.

(d) “Committee” means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

(e) “Company” means TiVo Inc., a Delaware corporation.

(f) “Director” means a member of the Board.

(g) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

(h) “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.

(i) “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(j) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on a national market system, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date (or the next day on which sales were reported if none were reported on such date), as reported in The Wall Street Journal or such other source as the Board deems reliable.

(l) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(m) “Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

(n) “Offering Date” means a date selected by the Board for an Offering to commence.

(o) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(p) “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

(q) “Plan” means this 1999 Employee Stock Purchase Plan, as amended and restated herein.

(r) “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

(s) “Right” means an option to purchase Shares granted pursuant to the Plan.

(t) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

(u) “Securities Act” means the United States Securities Act of 1933, as amended.

(v) “Share” means a share of the common stock of the Company.

3.	Administration.

(a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 14.

(v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.	Shares Subject to the Plan.

(a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate eight million five hundred thousand (8,500,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

(b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.	Grant of Rights; Offering.

(a) The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

(b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6.	Eligibility.

(a) Rights may be granted only to Employees of the Company or, as the Board may designated as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;

(ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

(c) No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

(d) An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

(e) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.	Rights; Purchase Price.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

(i) with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

(ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

(b) The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of

Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.	Participation; Withdrawal; Termination.

(a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

(b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

(d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.	Exercise.

(a) On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

(b) Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

(c) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10.	Covenants of the Company.

(a) During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11.	Use of Proceeds from Shares.

Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.	Rights as a Stockholder.

A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13.	Adjustments upon Changes in Securities.

(a) If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

(b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Stockholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants’ accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated.

14.	Amendment of the Plan.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

(i) Increase the amount of Shares reserved for Rights under the Plan;

(ii) Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

(b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

(c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.	Designation of Beneficiary.

(a) A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

(b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.	Termination or Suspension of the Plan.

(a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of stockholder approval of the Plan, as amended and restated herein, at the Company’s 2008 annual meeting of stockholders held in August 2008. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TIVO INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of TiVo Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 30, 2008, and hereby appoints Thomas Rogers and Matthew Zinn, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2008 Annual Meeting of Stockholders of TiVo Inc., to be held on August 6, 2008, at 10:30 a.m., at the offices of Latham & Watkins LLP at 140 Scott Drive, Menlo Park, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) for the election of the three named directors to hold office until the 2011 Annual Meeting of Stockholders; (2) for the ratification of the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending January 31, 2009; (3) for the approval of our 2008 Equity Incentive Award Plan and the reservation of 5,400,000 shares of our common stock for issuance pursuant to the plan; (4) for the amendment of the Amended & Restated 1999 Employee Stock Purchase Plan to extend the term of the plan to the tenth anniversary of the stockholder approval of the amendment to the plan and to increase the number of shares of our common stock reserved for issuance under the plan by 4,500,000 shares; and as recommended by the Board, or if no recommendation is given, at the discretion of said proxies on such other matters as may come before the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark your votes as in this example.

1.	Election of Directors: ☐ FOR all nominees (except as indicated); ☐ WITHHOLD authority to vote for all nominees

Nominees: Thomas Rogers, Joseph Uva, and Mark Perry.

If you wish to withhold authority to vote for any individual nominee, strike a line through that individual’s name.

2.	To ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending January 31, 2009. ☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To approve our 2008 Equity Incentive Award Plan and to reserve 5,400,000 shares of our common stock for issuance pursuant to the plan. ☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To approve the amendment of the Amended & Restated 1999 Employee Stock Purchase Plan to extend the term of the plan to the tenth anniversary of the stockholder approval of the amendment to the plan and to increase the number of shares of our common stock reserved for issuance under the plan by 4,500,000 shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon and returned in the enclosed envelope.

SIGNATURE(S)

DATE

Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.